STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103
(215) 564-8000


                                           June 13, 1997
Filed via EDGAR
Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

               Re:    The World Funds, Inc. (the "Company")
                        File Numbers 811-______ and 33-______

Gentlemen:

               Submitted for filing electronically via the EDGAR system are the following materials:

       1. A Form N-8A for The World Funds, Inc., a new registered investment company.

       2. A Form N-1A Registration Statement of The World Funds, Inc. under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"). The Form N-1A contains an election to register an indefinite number of shares pursuant to Rule 24f-2.

       3. A letter signed by the Company and its designated agent for service, and by the chief executive officer of the National Distributor, requesting acceleration of the effective date of the registration statement.

               The following matters are set forth for the convenience of the Staff:

a.     The administrator of the Fund is Commonwealth Shareholder
Services, Inc., which also serves as the administrator of the Vontobel Funds, Inc. ("VFI").

b. Prior to changing its name in 1997, VFI was known as The World Funds, Inc. It has legally changed its name and, in furtherance of the transaction described in the next sub-paragraph, acknowledges the use of its former name by the new Company which is filing this registration statement.

c. VFI and the Company are parties to an Agreement and Plan of Reorganization (the "Plan") for the benefit of VFI's Sand Hill Portfolio Manager Fund series (the "Old Fund"). That Plan will be submitted to the shareholders of the Old Fund for their approval by a proxy statement which has already been filed with the Commission. If approved, the Plan will authorize the Old
Fund to engage in a change of domicile transaction pursuant to 1933 Act Rule 145(a)(2). Under the Plan, the Company will issue shares of a newly created Sand Hill Portfolio Manager Fund series (the "New Fund") in exchange for the assets of the Old Fund, and the shareholders of the Old Fund will become the shareholders of the New Fund. VFI will also execute a consent on behalf of the shareholders of the Old Fund approving the election of directors of the Company, ratifying the selection of its accountants, and approving an advisory agreement.

d. Pursuant to staff interpretive and no-action letters applicable to such situations, the New Fund will continue to disclose the finacial and performance information of the predeccessor entity in its new prospectus and statement of additional information filed in this registration statement, and a consent to the use of such financial statements by the independent accountant is provided in the filing.

e. The Company does not have, and will not have on the proposed effective date of the registration statement, the minimum capital required under Section 14 of the 1940 Act. In lieu thereof, the Company's registration statement contains an undertaking that it will not engage in a public offering or sale of shares of the New Fund until the completion of the Reorganization, at which time the New Fund will have assets substantially in excess of the minimum capital required by the 1940 Act.

f. The prospectus and statement of additional information for the New Fund which are included in this filing are the same as the corresponding materials in the registration statement of the Old Fund, except for specific disclosure related to the incorporation of the new entity, the transfer of the Old Fund's assets into the New Fund, and the use by the New Fund of historical information relating to the Old Fund.

To assist the staff in the review of this new Form N-1A, we would be happy to provide the examiner assigned this material with black-lined copies of the prospectus and statement of additional information which show in detail the changes made in such documents from that which is currently effective for the Old Fund. Please contact the undersigned and the marked materials will be forwarded by overnight delivery.

               It is presently anticipated that the special meeting of shareholders of the Old Fund will be held at the earliest convenient date. Given the fact that the New Fund is using the form of prospectus and statement of additional information now in use by the Old Fund, we hope that the staff will find that the disclosure does not require the filing of a pre-effective amendment, and the registrant respectfully requests acceleration by the staff at the earliest possible date after the special meeting of shareholders approves the Plan.

               Please direct questions or comments relating to this filing to me at (215) 564-8095 or, in my absence, to Steven M.
Felsenstein, Esquire at (215) 564-8074.

                                             Sincerely,

                                             /s/Michael V. Farrell

                                             Michael V. Farrell

Enclosure
cc:    John Pasco, III
       Steven M. Felsenstein, Esquire

                                           SECURITIES AND EXCHANGE COMMISSION
                                                 Washington, D.C. 20549

                                                        FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          /X/
        Pre-Effective Amendment No.
                           /_/
        Post-Effective Amendment No.
                           / /

                                                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
        Amendment No.
                                            (Check appropriate box or boxes)

                                                  THE WORLD FUNDS, INC.
                         (Exact Name of Registrant as Specified in Charter)

                           1500 Forest Avenue, Suite 223, Richmond, VA 23229
                          (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (804) 285-8211


John Pasco, III, 1500 Forest Ave., Suite 223, Richmond, VA 23229
(Name and Address of Agent for Service)

Please send copies of communications to
Steven M. Felsenstein, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: Upon effectiveness of this registration statement.


Registrant hereby elects to register an indefinite number of shares pursuant to Rule 24f-2. The fee required to be paid in connection with such election by Rule 24f-2 has been transmitted to the Commission in accordance with applicable rules.

        Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a) may determine.

CROSS-REFERENCE SHEET

Prospectus for Sand Hill Portfolio Manager Fund




Part A
Item No.                              Information Required in a Prospectus

1.      Cover Page.
Cover Page.
2.      Synopsis.
Prospectus Summary; Fund Expenses.
3.      Condensed Financial
        Information.
Financial Highlights.
4.      General Description
        of Registrant.
Prospectus Summary; Cover Page; General
        Information About the Company; The Funds'
        Investments and Policies; Additional
        Information on Policies and Investments;
        Special Risk Considerations; Investment
        Restrictions.
5.      Management of the
        Fund
Prospectus Summary; The Company's Management;
        General Information About the Company; To
        Obtain More Information.
6.      Management's
        Discussion of Fund
        Performance
1996 Performance
6.      Capital Stock and
        Other Securities.
Prospectus Summary; Taxes; Dividends and
        Capital Gains Distributions; General
        Information About the Company; To Obtain More
        Information.
7.      Purchase of
        Securities Being
        Offered.
Prospectus Summary; How to Invest; How Net
        Asset Value is Determined; Special
        Shareholder Services; How to Transfer Shares.
8.      Redemption or
        Repurchase.
How to Redeem Shares; Special Shareholder
        Services; How to Transfer Shares.
9.      Legal Proceedings.
Not Applicable.

Statement of Additional Information for
Sand Hill Portfolio Manager Fund

Part B
Item No.                         Information Required in a Statement of
                                      Additional Information

10.  Cover Page.
Cover Page.
11.     Table of Contents.
Table of Contents.
12.     General Information
        and History.
Not Applicable.
13.     Investment
        Objectives and
        Policies.
The World Funds, Inc.; Investment Policies;
Special Investment Considerations for the
Funds; Investment Restrictions.
14.     Management of the
        Registrant.
Directors and Officers.
15.     Control Persons and
        Principal Holders of
        Securities.
Directors and Officers.
16.     Investment Advisory
        and Other Services.
Investment Advisor; Transfer Agent;
        Administrator; Distribution.
17.     Brokerage Allocation
        and Other Practices.
Portfolio Transactions.
18.     Capital Stock and
        Other Securities.
General Information and History; Dividends
        and Distributions.
19.     Purchase, Redemption
        and Pricing of
        Securities Being
        Offered.

Special Shareholder Services; Valuation and
Calculation of Net Asset Value.20.Tax Status.
Taxes.
21.     Underwriters.
Distribution.
22.     Calculation of
        Performance Data.
Performance.
23.     Financial
        Statements.
Financial Statements.

Part C

Item No.
Other Information.
24.     Financial Statements and Exhibits.

25.     Persons Controlled By Or Under Common Control With Registrant.

26.     Number of Holders of Securities.

27.     Indemnification.

28.     Business and Other Connections of Investment Advisor.

29.     Principal Underwriters.

30.     Location of Accounts and Records.

31.     Management Services.

32.     Undertakings.

SAND HILL PORTFOLIO MANAGER FUND

A "SERIES" OF THE WORLD FUNDS, INC.

1500 Forest Avenue
Suite 223
Richmond, Virginia 23229
1-800-527-9500 (Toll Free)


PROSPECTUS
Dated August       , 1997


This Prospectus offers shares of the Sand Hill Portfolio Manager Fund (the "Fund"), a no-load diversified series of The World Funds, Inc. (the "Company"), an open-end management investment company commonly known as a "mutual fund." The Company is currently composed of one series.

The Fund seeks to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments.

The Fund is a newly-organized series that was formed to continue the operations of the Sand Hill Portfolio Manager Fund series (the "Original Sand Hill Fund") of another investment company pursuant to a Plan of Reorganization approved by the shareholders of the Original Sand Hill Fund.

This Prospectus sets forth concisely the information about the Fund which a prospective investor should know before investing. It should be read and retained for future reference. More information about the Fund has been filed with the Securities and Exchange Commission and is contained in the
"Statement of Additional Information," dated August    , 1997, which is
available at no charge upon written request to the Fund. The Fund's Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                TABLE OF CONTENTS


PROSPECTUS SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

1996 PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

THE WORLD FUNDS, INC. . . . . . . . . . . . . . . . . . . . . . . . . . . .5

INVESTMENT OBJECTIVE. . . . . . . . . . . . . . . . . . . . . . . . . . . .5

WHY INVEST IN THE FUND? . . . . . . . . . . . . . . . . . . . . . . . . . .6

ASSET ALLOCATION POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .6

ADDITIONAL INFORMATION ON INVESTMENTS, POLICIES AND RISKS . . . . . . . . .9

PERFORMANCE TERMS AND COMPUTATIONS. . . . . . . . . . . . . . . . . . . . 13

THE FUND'S MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . 14

HOW TO INVEST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

HOW TO REDEEM SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . 18

HOW TO TRANSFER SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 20

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS. . . . . . . . . . . . . . . . 21

SPECIAL SHAREHOLDER SERVICES. . . . . . . . . . . . . . . . . . . . . . . 21

HOW NET ASSET VALUE IS DETERMINED . . . . . . . . . . . . . . . . . . . . 21

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS . . . . . . . . . . . . . . . . 22

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

GENERAL INFORMATION ABOUT THE FUND. . . . . . . . . . . . . . . . . . . . 24

TO OBTAIN MORE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . 25

SAND HILL PORTFOLIO MANAGER FUND

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objective: The investment objective of the Sand Hill Portfolio Manager Fund (the "Fund") is to seek to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments. As with any mutual fund, there is no assurance that the Fund will achieve its objective. See "Investment Objective" on Page .

Investment Advisor: Sand Hill Advisors, Inc. (the "Investment Advisor") is the investment advisor of the Fund. See "The Fund's Management" on Page .


Distributions/Dividends: Paid annually from available capital gains and income. See "Dividends and Capital Gains Distributions" on Page .

Reinvestment: Distributions may be reinvested automatically without a sales charge. See "Dividends and Capital Gains Distributions" on Page .

Initial Purchase: $25,000 minimum (may be waived under certain circumstances.) See "How to Invest" on Page .

Subsequent Purchases:  $50 minimum.  See "How to Invest" on Page .

Net Asset Value: The net asset value per share of the Fund is calculated on each day that the New York Stock Exchange is open for trading. You may obtain the net asset value per share of the Fund by calling 1-800-________. See "How Net Asset Value is Determined" on Page .

No Sales Charge or Redemption Fees: The Fund's shares are sold at their net asset value per share, with no sales charges, Rule 12b-1 fees, redemption fees (except for wire/telephone redemptions) or exchange fees.

Principal Risk Factors: The Fund invests in different types of securities issued in the United States or abroad. Its performance will be influenced by various factors, including market and economic conditions, company-specific developments and the skill of the Investment Advisor in allocating investments among stocks, bonds and other investments. See "Asset Allocation Policies" on page 5. The Fund may invest in foreign securities, and therefore may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards and taxes, adverse social or political developments and other factors. See "Foreign Securities and Depositary Receipts" on page 8.

Reorganization: Pursuant to a Plan of Reorganization, the Original Sand Hill Fund transferred all of its assets to the Fund in exchange for shares of common stock of the Fund and the Fund's assumption of all liabilities of the Original Sand Hill Fund (the "Reorganization"). On August ___, 1997, the effective date of the Reorganization, Fund shares were distributed on a pro rata basis to the Original Sand Hill Fund's shareholders.

FUND EXPENSES

Shareholder Transaction Expenses
         Sales Load Imposed on Purchases
NoneSales Load Imposed on Reinvested
         Dividends
NoneRedemption FeesNone*Exchange FeesNone______________
*A shareholder placing a telephone redemption request will be charged $10 for each such service.

Estimated Annual Fund Operating Expenses (as % of average daily net assets)
         Management Fee (after fee waivers and/or expense reimbursements)**
0.50%
   12b-1 FeesNoneOther Operating Expenses (before expense credits)

1.40%  Total Fund Operating Expenses (after fee waivers
         and/or expense reimbursements and before expense credits)

1.90%__________________
**The Investment Advisor has voluntarily undertaken to waive its management fee, otherwise payable at an annual rate of 1.00%, or to reimburse expenses of the Fund, so that Total Fund Operating Expenses do not exceed an annual rate of 1.90% of average daily net assets.

The purpose of this table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. The expenses and fees in the table are the estimated annualized expenses that are expected to be incurred by the Fund for the fiscal period ending December 31, 1997 and are based on the Original Sand
Hill Fund's actual expenses for the fiscal year ended December 31, 1996. Management expects that as the Fund increases in size its Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example of Expenses

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees (apart from small per transaction charges for wire and/or telephone redemption services as noted above.)
1 Year
3 Years5 Years10 Years$25$78$133$284

These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.
FINANCIAL HIGHLIGHTS

The Fund is a newly-organized series that succeeded to the operations of the Original Sand Hill Fund on August
__, 1997, the effective date of the Reorganization. Set forth below are the Original Sand Hill Fund's Financial
Highlights for the periods indicated which have been audited by Tait, Weller and Baker, independent certified public accountants, whose unqualified report thereon appears with the Original Sand Hill Fund's audited financial statements in its Annual Report to Shareholders for the year ended December 31, 1996 (the "Annual
Report"). The accountant's report and the Original Sand Hill Fund's audited financial statements and performance information are included in the Fund's Statement of Additional Information.

For a share outstanding during the periods indicated:



Per Share Operating Performance
Year Ended
December 31,
      1996

January 2, 1995*
to December 31,
         1995
Net asset value, beginning period

$11.11$10.00Income from investment operationsNet investment income

0.140.06Net investment realized and unrealized
          gain on investments

2.02

1.10
          Total from investment operations2.161.16Less distributions

Distributions from net investment income(0.15)(0.05)Dist ributions from capital gains
(0.33)      --   Total distributions(0.48)
(0.05)
Net asset value, end of period$12.79$11.11Total Return19.57%

11.60%

Ratios/Supplemental DataNet assets, end of period (000's)
$6,459
     $4,025Ratio to average net assets-(A)Expense ratio (B)

2.50%3.03%
**
Expense ratio-net (C)2.00%1.9
___________________
*       Commencement of operations.
**      Annualized
(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by
        0.64% in 1996 and 1.00% in 1995.
(B) Expense ratio has been increased to include custodian fees which were offset by custodian credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

1996 PERFORMANCE

The Original Sand Hill Fund's total return for the year ended December 31, 1996 was 19.57%, as compared with the returns of the following relevant indices:

      S&P 500 Index                                               22.99%
      MSCI EAFE (international index)                              4.40%
      Salomon Treasury Bond Index                                  2.73%
      U.S. Treasury Bills (cash surrogate)                         5.50%

At the end of the year, the composition of the Original Sand Hill Fund was 56.0% domestic stocks, 17.2% international stocks, 20.2% bonds and 6.6% cash. These percentages roughly correspond to the weightings in the Original Sand Hill Fund over the course of the year. The domestic stock portfolio consisted of 38 companies representing a cross-section of industries and market capitalizations. Technology (15.9% of the total domestic stock portfolio), energy (12.9%), consumer non-durable (12.2%), health care (11.4%) and financial companies
(10.5%) were the sectors with the highest weightings in the Original Sand Hill
 Fund.

The international stock allocation consisted of the ADRs of 18 companies.
The international stocks in the
Original Sand Hill Fund were represented by larger companies from a variety of industries and countries. The international allocation at the end of the year was as follows: Europe 46.1%,
 Southeast Asia 30.4%, Japan 15.3%
and Latin America 8.2%.

THE WORLD FUNDS, INC.

The Fund is a no-load series of The World Funds, Inc. (the "Company"), an open-end diversified management investment company incorporated in Maryland in 1997. The Company currently consists of one series, and the Board of Directors of the Company may elect to add more series in the future. A minimum initial investment of
$25,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $50 or more.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments. By allocating investments across broad asset classes, the Investment Advisor seeks to achieve over time a high total return, yet experience lower price volatility than might be inherent in a more limited asset mix.

The investment objective of the Fund may not be changed without the approval of shareholders. Unless specifically stated otherwise, each of the Fund's other investment policies may be changed by the Board of Directors, without shareholder approval. There is no assurance that the investment objective can be achieved.

Because the value of the securities in which the Fund may invest may fluctuate from day-to-day, the value of an investment in the Fund will vary based upon the Fund's investment performance.
 When you sell your shares of
the Fund, they may be worth more or less than their cost to you.

WHY INVEST IN THE FUND?

The Fund is designed for investors seeking maximum total return through a professionally managed portfolio that provides a mix of domestic and foreign stocks, bonds and short term investments.
  The purpose of an investment
in the Fund should be to seek representation in a wide selection of asset classes and markets with specific allocations and securities selections set by an experienced portfolio management organization.

The Fund provides an easy, efficient and low cost way of investing in a carefully selected, continuously managed and diversified portfolio of equity securities, debt securities and short term investments. (See "Equity Securities,
Debt Securities and Short Term Investments" on Page .

ASSET ALLOCATION POLICIES

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. Investments will be selected not only based upon the Investment Advisor's evaluation of the merits of the particular investment, but also based upon the Investment Advisor's evaluation of the investment's relationship to other investments in the portfolio. National economies and their investment markets change at varying rates and not necessarily in tandem with one another. Many foreign markets do not have the maturity, depth, or liquidity of the U.S. market. Therefore, the opportunity to take advantage of their growth
normally means acceptance of higher price volatility than is usual in the U.S.
 The Investment Advisor believes
that by allocating investments among equity, debt and short term asset classes in different markets, the Fund can
seek to benefit from the faster growth of several markets. In addition, investing assets in a number of markets may provide less portfolio volatility than might otherwise result from investment in a single market.

The Fund's investments are allocated among equity securities, debt securities and short term investments, according to the Investment Advisor's anticipation of risks and returns for each asset class. There are no limitations on the amount of the Fund's assets which may be allocated to each of these three asset classes. The
Investment Advisor believes that, over time, common stocks produce the greatest return among these asset classes.
Therefore, common stocks will normally comprise a large percentage of the invested assets. Bonds, or other evidences of indebtedness, will be used to generate income, to seek capital gains and to dampen portfolio volatility. While representation in markets and asset classes is the purpose of the Fund, the Investment Advisor intends to retain the flexibility necessary to move among asset classes and markets as changing conditions of the United States and foreign economies warrant. Asset classes will be considered both for their total return potential
as well as for the defensive or strategic aspects they offer the portfolio.
In that sense, interest-earning short term investments will, in varying degrees, be a component of the overall asset allocation.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Investment Advisor to anticipate the relative risks and return of stocks, bonds and other securities and to adjust the portfolio accordingly.

Equity Securities, Debt Securities and Short-Term Investments

The three major asset classes in which the Fund will invest, as defined by the Investment Advisor, are equity securities, debt securities and short term investments. Short term investments are debt securities with less than three years to maturity, and are viewed as comprising a different type of investment risk than longer term debt securities, that involve less risk of interest rate volatility, but more risk of market value volatility.

Within each of these asset classes, the Fund may invest in foreign or domestic securities.

Equity Securities consist of common stocks as well as warrants, rights, and securities which are convertible into common stocks, such as convertible bonds.

The Investment Advisor uses valuation screens for the Fund's equity holdings primarily involving an analysis of a company's cash flow return on investment. Specifically, the Investment Advisor determines the cash flow of a company and then applies a market derived discount rate to the cash flows. Next the Investment Advisor determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Investment Advisor also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Stocks and other equity securities are subject to the risk that specific stocks or the prices of equity securities in general will decline in value over short or even extended periods of time.

Debt Securities consist of the following bonds, obligations and other evidences of indebtedness denominated in
U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors:

* obligations issued or guaranteed by the U.S. Government or a foreign national government or the agencies, instrumentalities or political subdivisions of the U.S. Government or of a foreign government;

* obligations issued or guaranteed by supranational organizations (e.g., European Investment Bank,
        Inter-American Development Bank, the World Bank and other organizations);

*       obligations of foreign or domestic corporations;

*       long term debt securities issued by banks or bank holding companies;
and

* other debt securities whose purchase is consistent with the investment objective of the Fund.

Debt securities may pay fixed or variable rates of interest, may have varying maturity dates at which the issuers must repay their debt, and have varying degrees of risk. The market values of debt securities are influenced
primarily by credit risk (the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities) and interest rate risk (the risk that changes in prevailing interest rates will increase or decrease the prices of outstanding debt securities.) Generally, the market values of fixed-rate debt securities vary inversely with changes in prevailing interest rates. When interest rates rise, fixed-rate debt securities fall in market value. Conversely, when interest rates fall, fixed-rate debt securities increase in market value.

There is no limit on the maturities of the debt securities that the Investment Advisor will select. Rather, the
Investment Advisor will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Advisor's fundamental outlook for currency and interest rate trends around the world.

The Fund will invest in investment grade debt securities, which are debt securities that bear the rating BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc.
("Moody's") or unrated securities that the Investment Advisor deems to be of comparable quality. However, the
Fund reserves the right to invest its assets in lower quality debt securities, which are commonly known as "junk
bonds". It will do so to avail itself of the higher yields available with these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its assets in securities that are rated below investment grade or that are unrated but are of comparable quality as determined by the Investment Advisor. If that policy should change, the Fund will revise its prospectus and advise the Fund's shareholders.

After its purchase by the Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

Short Term Investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits, bankers acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements. Depending on the Investment
Advisor's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash to protect against adverse movements of interest rates or to provide liquidity.

ADDITIONAL INFORMATION ON INVESTMENTS, POLICIES AND RISKS

The Fund may invest in the securities, and engage in the investment practices described below, each of which may involve the specific risks which are described. The Fund may not buy all of these securities or engage in all of these investment practices at any one point in time or even over an extended period of time. See the Statement of Additional Information for more detailed information about these securities and investment practices, including limitations designed to reduce related risks.

Foreign Securities and Depositary Receipts

Investing in foreign securities may involve special risks, such as:

        Social or Political Risk. Social or political instability, limitations on the removal of funds from foreign countries, expropriation, repudiation by a foreign government of its debt, or confiscatory taxes could adversely affect the value of the Fund's foreign investments.

        Currency Risk. The U.S. dollar value of a foreign security could decrease when the value of the U.S.
        dollar rises against the foreign currency in which the security is denominated, and could increase when the U.S. dollar falls against that currency.

        Market Risk. Foreign securities may be less liquid and show greater price volatility than domestic securities.

        Regulatory Risk. Foreign issuers of securities are not generally subject to the regulatory controls or the accounting and financial reporting standards imposed on U.S. issuers. There is generally less publicly available information about foreign securities than about domestic securities. Also, judgments may be more difficult to enforce abroad.

The foreign securities the Fund purchases may be bought directly in their principal markets abroad or they may be acquired through the use of depositary receipts. The Fund may invest in both sponsored and unsponsored
American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs are organized without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity
of the common stock of the same or a different issuer.  Through their conversion feature, convertible securities
provide an opportunity to participate in capital appreciation resulting from an increase in the value of a
convertible security's underlying common stock. The value of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines.
For purposes of considering
convertible securities for purchase by the Fund, the Investment Advisor evaluates convertible securities by standards applicable to equity securities and not by debt securities ratings.

Investment Companies

The Fund may invest up to 10% of its total assets in shares of closed-end investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which the Fund can invest in the securities markets of those countries. Investment in the shares of other investment companies may involve duplicative investment advisory and administrative expenses and is subject to limitations under the Investment Company Act of 1940, as amended
(the "1940 Act"). See The Statement of Additional Information for a description of these limitations.

Zero Coupon Securities

The Fund may purchase zero coupon securities (each, a "Zero"). Zeroes pay no income until maturity and are sold at substantial discounts from their stated redemption price at maturity. When held to maturity, the entire return on Zeroes, comes from the difference between the discounted issue price and the stated redemption price at maturity. The annual accretion in value of the Zeroes will constitute annual taxable income to the Fund which it is required to distribute to its shareholders at least annually in order to comply with the Internal Revenue Code
of 1986, as amended (the "Code"), notwithstanding that the Fund will not have received income until maturity or until the Zeroes are sold if they are sold prior to maturity. If a Zero is sold prior to maturity, the amount of income received will depend on the current market value of the Zero and the income received may be less than the accretion in value to date of sale, between the discounted issue price and the maturity value of the Zero.
Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may, without limit, enter into repurchase agreements, which are collateralized by U.S. government securities, with selected banks and broker/dealers. Under a repurchase agreement, a fund acquires securities, subject to the seller's agreement to repurchase the securities at a specified time and price. The Fund requires the party obligated to repurchase the
securities to provide it with collateral for that obligation.

If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of bankruptcy proceedings with respect to the seller of the securities, before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Also, the value of such securities may decline before the Fund is able to dispose of them.
For federal tax diversification purposes, repurchase agreements are treated as securities issued by the seller and not cash, cash items or receivables or U.S. Government securities.

When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of
the security may be more or less than the purchase price.  The Fund's net asset value reflects gains or losses on
such commitments each day, and the Fund segregates assets each day sufficient to meet the Fund's obligations to
pay for the securities.

Illiquid Securities

Normally, the Fund will not invest more than 5% of its net assets in securities which are illiquid or not readily
marketable; however, the Fund is permitted to invest up to 15% of its net assets in illiquid securities.

Strategic Transactions

The Fund may, but is not required to, utilize various other investment strategies, including the use of derivatives, as described below to hedge various market risks (such as changes in security prices, interest rates and currency exchange rates), or to enhance potential gain. Such strategies are generally accepted as modern portfolio management techniques and are regularly utilized by many mutual funds and other institutional investors.
Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed put and call options on securities and securities indices, and enter into various currency transactions such as currency forward contracts, and options on currencies (collectively, all of the above are called "Strategic Transactions").

Strategic Transactions involving derivatives may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect its unrealized gains in the value of its portfolio securities, (3)
to facilitate the sale of such securities for investment purposes, (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities, or
(5) as a means efficiently to change
country and/or currency allocations.
The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Investment
Advisor's ability to predict, which cannot be assured, pertinent market movements. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is
incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not
been used.  Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio
securities at inopportune times or for prices higher than or lower than current market values, limit the amount of
appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.
In addition, options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time hedging tends to limit any potential gain that might result from an increase in
value of such position. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to
deliver or receive a specified currency. Losses resulting from the use of Strategic Transactions will reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and the risks of these techniques are described more fully in the Statement of Additional Information.

Other Securities

The Fund may also invest in other types of securities which will not constitute the Fund's principal portfolio emphasis, such as, mortgage-backed securities, asset-backed securities, indexed securities and warrants. Each of these types of securities will, if used, comprise less than 5% of the Fund's total assets. Please see the Statement of Additional Information for further details.

Fundamental Limitations

The Fund has adopted certain fundamental limitations which may not be changed without a shareholder vote and which are designed to reduce its investment risk. Some of these limitations are that the Fund may not:

        * as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;

        * purchase stock or securities of an issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer;

        * borrow money, except through reverse repurchase agreements or from banks for temporary or emergency purposes, and then only in an amount not in excess of 20% of the value of the Fund's net assets at the time the borrowing is made; or

        * purchase the securities of any issuer (other than obligations issued or guaranteed by the
               Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

These limitations apply at the time the Fund purchases securities for the portfolio. See the Statement of
Additional Information for other investment limitations applicable to the Fund.

PERFORMANCE TERMS AND COMPUTATIONS

From time to time the Fund may advertise information regarding its performance.
  All performance figures are
historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

"Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering
price expressed in terms of a percentage.

"Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

"Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one year and the life of the Fund.

"Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

"Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses. Please refer to the Statement of Additional Information for more information on performance.

THE FUND'S MANAGEMENT

The Company's Board of Directors is responsible for the supervision of the general business of the Company and the Fund. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board appointed John Pasco, III to serve as President of the Company and appointed Jane H. Williams to serve as President of the Fund. The Fund employs the following persons to provide it with investment advice and to conduct its on-going business:

Investment Advisor

Sand Hill Advisors, Inc. (the "Investment Advisor"), a registered investment adviser, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), dated August ___, 1997.
The Advisory Agreement is effective for an initial term of two years and thereafter may be renewed annually by the Board of Directors of the Fund.

The Investment Advisor is a privately held corporation. In addition to the assets of the Fund, the Investment
Advisor manages other assets of approximately $235 million as of the date of this Prospectus. The Investment
Advisor has approximately two years of experience managing a mutual fund portfolio, and has approximately 14 years of experience managing investment portfolios for private clients.

Ms. Jane H. Williams has been the portfolio manager of the Fund and the Original
 Sand Hill Fund since its
inception in January of 1995. Ms. Williams is also the President of the Fund, Vice President of the Company, and Executive Vice President and a Director of the Investment Advisor which was founded in September of 1982
by Ms. Williams.  Ms. Williams owns 35.46% of the stock of the Investment
Advisor.

Effective June 1, 1996, David W. Cost, Jr. began assisting Ms. Williams in the day-to-day portfolio management of the Original Sand Hill Fund and now assists in managing the Fund. Mr. Cost joined the Investment Advisor in
1993 and holds the title of Manager, Equity Research. From July 1985 to May 1990, Mr. Cost held a middle market commercial banker position with Union Bank in Los Angeles, CA and he began working on his MBA in June 1990. He holds a BA from Dartmouth College and an MBA from the University of California at Los
Angeles.  He received his CFA designation in 1995.

Pursuant to the Advisory Agreement, the Investment Advisor provides the Fund with investment management services, subject to the supervision of the Company's Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of its portfolio and certain other costs. The Investment Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Investment Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing,
bookkeeping and record keeping services, custodian and transfer agency fees and other costs and fees of
registration of, or filing of notice of, its shares for sale under various state and Federal securities laws.

Under the Advisory Agreement, the Investment Advisor is entitled to be paid monthly compensation that is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that paid by many investment companies. If the assets of the Fund exceed $100,000,000, the Investment Advisor is entitled to a fee for such assets computed at an annual rate of 0.75% on such excess. The Advisory Agreement requires that the fee be paid monthly, within five (5) business days after the end of the month. The Advisory
Agreement provides that the fee paid by the Fund will be reduced to the extent necessary to comply with any applicable state expense limitation provision to which the Fund may be subject.
  The Investment Advisor has
undertaken voluntarily to waive its advisory fee as described in "Fund Expenses"
 above.  All expenses not
specifically assumed by the Investment Advisor are assumed by the Fund. The address of the Investment Advisor is 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, California 94025.

The Advisory Agreement contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide research or investment information which benefits the Fund, the Investment Advisor, or the Investment Advisor's other clients, or who provide other services to the Fund or sell its shares.

Administrator

Commonwealth Shareholder Services, Inc. ("CSS"), serves as administrator to the
 Fund pursuant to an
Administrative Services Agreement, dated                 , 1997.  CSS provides
certain recordkeeping, administrative
and shareholder servicing functions required of registered investment companies.
  CSS may furnish personnel to
act as the Fund's officers to conduct the Fund's business subject to the supervision and instructions of the Board of Directors of the Company.

The Administrative Services Agreement provides that CSS will be paid monthly:
(1) the greater of .20% of the
average daily net assets of the Fund or $15,000 per year for administration (which includes regulatory matters, backup of the pricing of the Fund, administrative duties in connection with the execution of portfolio trades, and
certain services in connection with fund accounting); (2) certain out-of-pocket expenses; and (3) an hourly fee
for shareholder servicing and blue sky matters. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond,
VA  23229.

Custodian and Accounting Services Agent

Star Bank (the "Custodian") in Cincinnati, Ohio is the custodian and accounting services agent for the Fund.  The
Custodian collects income when due and holds all of the Fund's portfolio securities and cash. The Custodian is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Star Bank, as the accounting service agent, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. The address of Star Bank is 425 Walnut Street,
P.O. Box 1118, Cincinnati, Ohio 45201-1118.

Transfer and Dividend Disbursing Agent

Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Fund's transfer and dividend disbursing agent. John
Pasco, III, Chairman of the Board of the Company owns one third of the stock of FSI, and, therefore, FSI may be
deemed to be an affiliate of the Fund. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of transfer and dividend disbursing agent, including: receiving and processing orders and payments for purchases of the Fund's shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and
capital distributions, preparing and filing U.S. Treasury Department Form
1099 (or equivalent) for all
shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of shares and all other confirmable transactions in shareholders' accounts, and recording reinvestment of dividends
and distributions of the Company's shares.   Under an Agreement between the
Company and FSI, dated
     , 1997, FSI is compensated pursuant to a schedule of services and out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer
Agent is P.O. Box 26305, Richmond,
VA  23260.

Principal Underwriter/Distributor

First Dominion Capital Corp. (the "Distributor") acts as the principal underwriter for the Company pursuant to an
agreement dated                   , 1997.  Mr. John Pasco, III, who is
President, Director and Treasurer of the Distributor, owns 100% of the stock of the Distributor. The address of the Distributor is 1500 Forest Avenue,
Suite 223, Richmond, VA 23229.

HOW TO INVEST

Purchases of the Fund's shares are made at the net asset value per share. A minimum initial investment of
$25,000 is required to open a shareholder account, and each subsequent investment must be $50 or more. Under certain circumstances, the Fund may waive the minimum initial investment for purchases by officers, Directors and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts. The offering price per share is equal to the net asset value per share next determined after the receipt of a purchase order.

To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The
Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. Under the open account plan, your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, and eliminates the need to safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued, however, by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Purchase by Mail

For initial purchases, the account application form (the "Account Application") which accompanies this prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank and payable to the Sand Hill Portfolio Manager
Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer
Agent.  To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling
                  .  Your bank may charge you a small fee for this service.
The Account Application which
accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

HOW TO REDEEM SHARES

Shares may be redeemed at any time by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in
"proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer
Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. If the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your
redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate the need to redeem before 15 days, you should make your purchase by Federal Funds wire, or by a certified , treasurer's or cashier's check.
The Fund may suspend the right to redeem shares for any period during which the
 New York Stock Exchange is
closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail

To redeem shares by mail, send the following information to the Transfer Agent:
 (1) a written request for
redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) the stock
certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Fund's Transfer Agent) with a signature guarantee (see "Signature Guarantees") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077.  By
establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds.  There is no charge
for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Fund for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Fund employs procedures reasonably designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions; however, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Redemption by Wire

If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

To protect you and the Fund (and its agents) from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the
registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption
service, other than through your initial Account Application.

In the case of redemption by mail, signature guarantees must appear either: (a)
 on the written request for
redemption; or (b) on a separate instrument of assignment (usually referred to as a "stock power") specifying the
total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities
Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit
Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange;
(e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees; and
(f) foreign branches of any of the
above.  In addition, the Fund will guarantee your signature if you personally visit its offices at 1500 Forest
Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $10.00 per year from accounts valued at less than $25,000 unless the account value has dropped below
 $25,000 solely as a result of
share value depreciation.  Shareholders will receive 60 days' written notice to increase the account value above
$25,000 before the fee is deducted.

HOW TO TRANSFER SHARES

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include: (1) the name of the Fund and existing account registration; (2)
 signature(s) of the registered
owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (see "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at
(800) 628-4077.

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation.  You
will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and the Fund's annual and semi-annual reports to shareholders.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following four services for its shareholders: Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish; Invest-A-Matic Account - permits automatic monthly investments into the Fund from your checking account on a fixed or flexible schedule; Individual Retirement Accounts (IRA's); and Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other funds having a different investment objective from the
Fund. More information on any of these services is available upon written request to the Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value ("NAV") of the Fund's shares is determined as of the close of trading on the New York Stock
Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the Fund) in which there is a sufficient degree of trading in the portfolio securities of the Fund that the current NAV of the shares might be materially affected by changes in the value of such portfolio
security. The Fund's NAV is calculated at the 4:00 p.m. time set by the Board of Directors based upon the
Board's determination that this is the most appropriate time to price the securities.

NAV per share is determined by dividing the total value of the assets, less its liabilities, by the total number of
shares then outstanding. Generally, securities owned by the Fund are valued at market value.

The Fund's management may compute the NAV per share more frequently in order to protect shareholders'
interests.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income are declared annually. The Fund intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, it may make an additional distribution any time prior to the due date, including extensions, of
filing its tax return, if necessary to accomplish this result. Any dividends or net capital gain distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge.
 Changes in your election regarding
receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax
treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, a shareholder's tax basis in his/her Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short- term capital gains and any other taxable income distributions are taxable as ordinary income.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by
January 31 of the year following the distributions.

TAXES

The Fund is the successor by a reorganization to a series of another investment company.  The Fund will be
treated as a separate corporation and will seek to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Code. Provided it maintains its qualification as a regulated investment
company under the Code, the Fund will not be liable for federal income taxes on income distributed as dividends
to its shareholders or on net capital gains that are distributed to its shareholders or imputed to them under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test and 30% gross income test as required by the Code.

In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items including receivables, U.S.
Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than
 25% of the value of its total assets
may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of
other regulated investment companies.)

The Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund will meet the 30% of gross income test provided that less than 30% of its gross income for the fiscal year is derived from the sale or disposition of any of the following held for less than three months: stock or securities, options, futures, or forward contracts (other than such contracts on foreign currencies), and foreign currencies (or
options, futures, or forward contracts on foreign currencies ("hedging instruments")) but only if such currencies
(and hedging instruments) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities.)

The Fund will act and invest so as to comply with the requirements of Subchapter M outlined above. This may mean, for example, that the Fund will be required to hold an investment longer than it otherwise would, or not engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above. The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the value of its assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income
or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.
The Fund will notify its shareholders of such election within 60 days of the close of its tax year, which is December 31. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit; individual shareholders will usually find that the credit is more favorable.  Tax exempt investors, such
as pension plans and individual retirement accounts, will not benefit from this pass through, and therefore the
Fund may not be a suitable investment for such investors.

        On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the
shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

GENERAL INFORMATION ABOUT THE FUND

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which the Company has presently allocated 50,000,000 shares to the Fund. The Board of Directors can allocate the remaining authorized but unissued shares to the Fund or may create additional series and allocate shares to such series. A share of the Fund has priority in the assets of the Fund in the event of a liquidation. The shares of the Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends or retirement, and will have no preemptive rights. Shares of the Fund will be redeemable
from the assets of the Fund at any time, as described in "How to Redeem Shares" above.

Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters that concern the Company as a whole. The
Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of the Fund shall vote separately on matters which affect only the interests of the Fund. The Company's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they
choose to do so.  Shareholders have the right to call a meeting to consider the removal of one or more of the
Directors and will be assisted in shareholder communications in such matter.

Limitation on Use of Name - The Advisory Agreement for the Fund authorizes the Company to utilize the name
"Sand Hill."   The Company agrees that if the Advisory Agreement is terminated it will promptly redesignate the
name of the Sand Hill Portfolio Manager Fund to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Investment Advisor waives this requirement in writing.
TO OBTAIN MORE INFORMATION


For further information on the Sand Hill Portfolio Manager Fund, please contact
 Commonwealth Shareholder
Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800) 527-9500. Additional information may also be obtained by requesting a copy of the Fund's Statement of Additional Information.

        Investment Advisor:           Sand Hill Advisors, Inc.
                                      3000 Sand Hill Road
                                      Building 3, Suite 150
                                      Menlo Park, CA  94025

        Distributor:                  First Dominion Capital Corp.
                                      1500 Forest Avenue
                                      Suite 223
                                      Richmond, VA 23229

        Independent Auditors:         Tait, Weller & Baker
                                      2 Penn Center
                                      Suite 700
                                      Philadelphia, PA 19102

        General Information: For general information on the Fund and, call the Distributor at (800) 776-5455
                              Toll Free.

        Transfer Agent:               For account information, wire purchases
or redemptions, call or write to
                                      the Fund's Transfer Agent:

                                              Fund Services, Inc.
                                              P.O. Box 26305
                                              Richmond, VA 23260-6305
                                              (800) 628-4077 Toll Free

        More Information:             For 24-hour, 7-days-a-week price
information, call 1-800-527-9500.

        No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as
having been authorized by the Fund or the Distributor.  This Prospectus does not constitute an offer by the Fund
or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any
jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

SAND HILL PORTFOLIO MANAGER FUND
a Portfolio of
THE WORLD FUNDS, INC.
NEW ACCOUNT APPLICATION


1. NAME:
   Individual

                 First               Middle                        Last
   Joint Owner

                 First               Middle                        Last
   Gift to Minors                                 as custodian for

                    Name of Custodian
Name of Minor
   under the                    Uniform Gifts to Minors Act (show minor's
Soc. Sec. # below)
                   State
   Other

        Name of Corporation , Partnership or other Organization. (NOTE: These accounts require additional information. Please call Fund Services, Inc. at 1-800-628-4077)
        To open a Trust account please include the pages of the Trust document which shows the date the Trust was established, the name(s) of the Trustee(s), and the dated signature page.


   ADDRESS AND CITIZENSHIP:
                                                              (     )

   Street                                                    Area Code
Daytime Telephone


   City                                          State                    Zip
Code

   SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER


   CITIZENSHIP OF OWNER, MINOR OR TRUST BENEFICIARY:        U.S. Citizen
        Resident Alien       Non-Resident Alien:
 Country of Residence

   CITIZENSHIP OF JOINT OWNER:         U.S. Citizen          Resident Alien

        Non-Resident Alien:                                Country of
Residence


2. INITIAL INVESTMENT (Minimum $25,000)

        Sand Hill Portfolio Manager Fund                            $

   (Please make check payable to Sand Hill Portfolio Manager Fund.)

3. DISTRIBUTION OPTION: Income dividends and capital gains are automatically
   reinvested, unless you check one of the following:       All distributions
in cash
          Dividends in cash. Capital gains reinvested in shares.

4. TELEPHONE PRIVILEGES: To use the telephone to authorize the transactions below, please check the appropriate box(es):

       I (we) hereby authorize Fund Services, Inc. to honor telephone instructions for my
       (our) account. Neither the Company nor Fund Services, Inc. will be liable for properly acting upon telephone instructions believed to be genuine which are confirmed in accordance with the Company's procedures described in this prospectus. I (we) understand that redemptions authorized by telephone are paid by check and mailed to me (us).

       To exchange into shares of other Company series. If an exchange is the initial investment, the new fund account will automatically carry the same account registration, and these telephone privileges will apply.

5.  AUTOMATIC INVESTMENT PLAN: To make automatic monthly investments from your bank account, check the box below (Minimum monthly investment is
$50.00)

          This plan allows me (us) to make automatic monthly investments from my (our)
    bank account. Fund Services, Inc. will transfer money from my (our) bank account into the Company.  There is no charge, and I may cancel at any time.
Invest $
    into my (our) account of the 15th day of each month by transfer from my
(our) bank
    account.  (Please include a blank voided check.)

6. EMPLOYMENT INFORMATION: We are required by the National Association of Securities Dealers (NASD) to ask for this information.

    Owners Occupation, Employer & Employers Address:




          I am affiliated with, or work for, a member firm of the NASD.

    Joint Owner's Occupation, Employer & Employers Address:




          I am affiliated with, or work for, a member firm of the NASD.

7.  SIGNATURES: Each Owner Must Sign This Section.

    The undersigned warrants(s) that I (we) have full authority to make this application, am
    (are) of legal age, and have received and read a current prospectus and agree to be bound by its terms. I (we) understand that all shares will be held in uncertificated form. Share certificates may be requested, but Telephone Privileges will not then be available. I (we)
    understand that it is my (our) responsibility to read the prospectus of any fund into which
    I (we) exchange and that all information provided in sections 1 and 7 will apply to any new fund into which my (our) shares may be exchanged. I (we) understand that neither the Company nor First Dominion Capital Corp. is a bank, and shares of the Funds are not backed or guaranteed by any bank or insured by the FDIC. I (we) ratify any instructions
    (including telephone instructions) given on this account and agree that neither the Company,
    First Dominion Capital Corp. or Fund Services, Inc. will be liable for any loss, cost or expense for acting upon any instruction (including telephone instructions) believed to be genuine which are confirmed in accordance with the procedures described in the prospectus.

    If I (we) am a (are) U.S. Citizen(s) or Resident Alien(s), as indicated above, I (we) certify under penalties of perjury that (1) the Social Security or taxpayer identification number provided above is correct, and (2) I (we) are not subject to IRS backup withholding because
(a) I (we)
    am (are) exempt from backup withholding, or (b) I (we) have not been notified by the
    IRS that I (we) am (are) subject to backup withholding, or (c) I (we) have been notified by the IRS that I (we) am (are) no longer subject to backup withholding. (Please cross out item 2 if it does not apply to you.) If I (we) am a (are) Non-Resident Alien(s), as
    indicated above, I (we) certify under penalties of perjury that I (we) am not a (are not)
    U.S. Citizen(s) or Resident Alien(s), and that I (we) am an (are) "exempt foreign person(s)" as defined under IRS regulations.

    This application is not effective until it is received and accepted by the Company.

    The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

    SIGN HERE:                                                        DATE:
            19
                   Signature of Individual (or Custodian)


DATE:                19
                   Signature of Joint Registrant, if any

PLEASE SEND YOUR COMPLETED APPLICATION AND CHECK, MADE PAYABLE
TO SAND HILL PORTFOLIO MANAGER FUND, IN THE ENCLOSED POSTAGE PAID
ENVELOPE.  IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE TRANSFER
AGENT AT 1-800-628-4077.

IF YOU WOULD PREFER TO SEND YOUR APPLICATION AND CHECK BY AN
OVERNIGHT SERVICE, PLEASE SEND IT TO:
                                              FUND SERVICES, INC.
                                              1500 FOREST AVENUE, SUITE 111
                                              RICHMOND, VA 23229



Registered Rep. Name                                   REP. Number
Branch Wire Code

                                                      (    )

Branch Address                                                 Telephone
Number

CORRESPONDENT FIRM IDENTIFICATION:



Firm Name and Address


Authorized Signature

                                               THE WORLD FUNDS, INC.


                                         SAND HILL PORTFOLIO MANAGER FUND


Statement of Additional Information Dated August      , 1997


        The World Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a Prospectus but supplements the information contained in the Prospectus of the Sand Hill Portfolio Manager Fund (the
"Fund"), dated August      , 1997.  It should be read in conjunction with
the Prospectus and has been designed to provide you with further information which is not contained in the Prospectus. A Prospectus of the Fund may be obtained at no charge upon request to the Fund. Please retain this Statement of Additional Information for future reference.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                TABLE OF CONTENTS


Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . 1

Special Investment Considerations . . . . . . . . . . . . . . . . . . . . . 1

Investment Techniques . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
        Asset Allocation Categories . . . . . . . . . . . . . . . . . . . . 2
        Zero Coupon Securities. . . . . . . . . . . . . . . . . . . . . . . 3
        Investment Companies. . . . . . . . . . . . . . . . . . . . . . . . 3
        Depositary Receipts . . . . . . . . . . . . . . . . . . . . . . . . 4
        Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
        Mortgage-Backed and Asset-Backed Securities . . . . . . . . . . . . 4
        Strategic Transactions. . . . . . . . . . . . . . . . . . . . . . . 4
        Convertible Securities. . . . . . . . . . . . . . . . . . . . . . . 9
        Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . 9
        Illiquid Securities . . . . . . . . . . . . . . . . . . . . . . .  10
        Restricted Securities . . . . . . . . . . . . . . . . . . . . . . .10
        Indexed Securities. . . . . . . . . . . . . . . . . . . . . . . . .10

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .  11

Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . .17

Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .17

Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . . . .20

Investment Advisor. . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

Distribution. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

Expenses of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .22

Special Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . .23

General Information and History . . . . . . . . . . . . . . . . . . . . . .24

Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . .27

APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

                                              THE WORLD FUNDS, INC.

                                         SAND HILL PORTFOLIO MANAGER FUND

                                        Statement of Additional Information

        The Fund is a series of the Company, a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund." The Fund is a no-load diversified series of the Company.

                                         Investment Objective and Policies

        The Fund's investment objective is to seek to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments.

        The asset allocation and investment policies of the Fund are described in the Fund's Prospectus. The following discussion supplements the information in the Fund's Prospectus with respect to the types of securities in which the Fund may invest and the investment techniques it may use in pursuit of its investment objective.

                                         Special Investment Considerations

        Investors should recognize that the Fund may invest in both domestic and foreign securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of the Fund. As foreign companies are not generally subject to the same uniform standards, practices and requirements with respect to accounting, auditing and financial reporting as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid-to- asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid-to-asked spreads in the U.S. bond market, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of
payments position.   Sand Hill Advisors, Inc. (the "Investment Advisor")
seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

        Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

        Because the Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of the markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.

        The Fund cannot guarantee a gain or eliminate the risk of loss. The Fund's net asset value per share will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's investment objective will be achieved.

                                               Investment Techniques

        Asset Allocation Categories. The Fund invests in three major categories of investments: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

        Equity securities consist of common stocks, securities which are convertible into common stocks, such as convertible bonds, preferred stocks, depositary receipts, securities of investment companies, rights and warrants. The Investment Advisor allocates the Fund's equity investments to industries it believes will benefit from major trends and to individual stocks which exhibit superior prospects for enhancing the Fund's total return.

        Debt securities consist of bonds, notes, convertible bonds, asset-backed and mortgage-backed securities, government and government agency securities, zero coupon securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit. International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

        The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), or unrated securities which the Investment Advisor believes are of comparable quality. The Fund may also invest up to 10% of its assets in lower rated securities or securities which are unrated but are of comparable quality as determined by the Investment Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix for a description of bond ratings.

        Short-term investments are debt obligations. For purposes of the Fund's asset allocation policies, short-term investments are differentiated from debt securities. Short-term investments are generally used to protect the Fund against adverse movements of interest rates or currency exchange rates or to provide the Fund with liquidity. Debt securities, on the other hand, are generally used to seek superior total return by taking advantage of yield differentials between different securities.

        Zero Coupon Securities. The Fund may invest in zero coupon securities as described in the Prospectus. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

        Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRS-TM) and Certificate of Accrual on Treasuries (CATS-TM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates, or other evidences of ownership of the U.S. Treasury securities, has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying
U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining the Fund's "diversification."

        When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "Taxes").

        Investment Companies. The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined. An investor in the Fund should recognize that he may invest directly in other investment companies and that, by investing in investment companies indirectly through the Fund, he will bear not only his proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, an investor should recognize that, as a result of the Fund's policies of investing in other investment companies, he may receive taxable capital gains distributions to a greater extent than would be the case if he invested directly in the underlying investment companies.

        Depositary Receipts. The Fund may utilize depositary receipts, as described in the Prospectus. For purposes of determining the country of origin, depositary receipts and closed-end investment companies which invest primarily in foreign securities will be deemed to be foreign securities.

        Warrants. The Fund may invest up to 5% of its net assets in warrants, provided that no more than 2% of its net assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. A warrant is a long-term option issued by a corporation that generally gives the investor the right of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

        Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and The Federal Home Loan Mortgage Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity, mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

        Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

        Strategic Transactions. The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

        In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

        Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

        General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

        A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

        A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.
        An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

        With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

        The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options
(or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

        If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

        The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

        The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

        Options on Securities Indices and Other Financial Indices. The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
        Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

        The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Specific transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

        The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

        The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars.
The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Investment Advisor considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Investment Advisor believes that the value of schillings will decline against the U.S. dollar, the Investment Advisor may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

        Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

        Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate liquid high grade assets with its custodian to the extent fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid, high grade assets equal to the exercise price.

        Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade assets equal to the amount of the fund's obligation.

        OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

        Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a forward contract, it could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

        The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "Taxes.")

        Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other
securities which are convertible into common stock.   Investments in
convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. The Fund will limit its purchases of convertible securities to debt securities convertible into common stocks.

        The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
        Convertible securities generally are subordinated to other similar but non-convertible securities of same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment on all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").

        Repurchase Agreements. The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money-market instruments.

        Under a repurchase agreement, a fund buys a money-market instrument and obtains a simultaneous commitment from the seller to repurchase the investment at a specified time and at an agreed upon yield to the fund.
The seller is required to pledge cash and/or collateral which is equal to at least 100 percent of the value of the commitment to repurchase. The collateral is held by the fund's custodian. The Fund will only enter into repurchase agreements involving U.S. Government securities in which it may otherwise invest. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item or a U.S. Government security.

        The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

        It is the Fund's practice to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Investment Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

        Illiquid Securities. Normally, the Fund will not invest more than 5% of its net assets in securities which are illiquid or not readily marketable; however, the Fund is permitted to invest up to 15% of its net assets in such securities. Illiquid securities are securities that cannot be sold in the ordinary course of business at approximately the prices at which they are carried on the Fund's books. The Fund will treat as illiquid repurchase agreements with maturities in excess of seven days. Illiquid securities do not include those securities that meet the requirements of Rule 144A under the Securities Act of 1933, and that have been determined to be liquid by the Investment Advisor under the supervision of the Fund's Board of Directors.

        In determining the liquidity of the Fund's portfolio securities, the Investment Advisor will consider all appropriate factors, such as: the frequency of trading in the security; the number of dealers in, and potential purchasers of, the security; dealer undertakings to maintain a market in the security; whether the security is subject to demand or tender features which enhance its marketability; and the nature of the marketplace for trading. If market quotations are not available, illiquid securities are valued at fair value as determined in good faith by the Fund's Board of Directors or a committee thereof.

        Restricted Securities. The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Advisor to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

        Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity or coupon rate is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

        The performance of indexed securities depends to a great extent on the performance of the security, index, currency or other instrument to which they are indexed, and may also be influenced by changes in interest rates. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's credit-worthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

                                              Investment Restrictions

        The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional
Information a "majority of the outstanding voting securities of the Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

        As a matter of fundamental policy, the Fund may not:

1. as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;

2. purchase stock or securities of an issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer;

3. borrow money, except through reverse repurchase agreements or from banks for temporary or emergency purposes, and then only in an amount not in excess of 20% of the value of the Fund's net assets at the time the borrowing is made (borrowings in excess of 5% will be subject to 300% asset coverage requirements of the 1940 Act), provided that the Fund will not purchase portfolio securities when its borrowings exceed 5% of its total assets;

4. purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry;

5. act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

6. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

7. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the corporation of which the Fund is a series; provided that the segregation of assets or other collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction, and obligations for which the Fund segregates assets in accordance with securities regulatory requirements will not be deemed to be senior securities;

8. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate, or mortgages, and
        (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities.

        The Fund has voluntarily adopted certain policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

        The following policies are not fundamental policies and may be changed without shareholder approval. The Fund does not currently intend to:

        (a)    purchase or sell futures contracts or options thereon;

        (b)    make short sales of securities;

        (c)    make loans of portfolio securities;
        (d)    purchase or sell real estate limited partnership interests;

        (e) purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, the Fund may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

        (f) borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

        (g) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin.

        (h) invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally, no more than 5% of the Fund's net assets will be invested in such securities).

        *(i)           purchase put options or write covered call options if,
as a
                       result, more than 25% of the Fund's total assets would be hedged with options;

        *(j) write put options if, as a result, the Fund's total obligations upon exercise of written put options would exceed 25% of the Fund's total assets;

        *(k)           purchase call options if, as a result, the current value
 of
                       options premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets;

        (l) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets; provided that no more than 2% of the Fund's net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

        *NOTE: items (i), (j) and (k) above do not apply to options attached to, or purchased as a part of, their underlying securities.

        If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

        In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

        1. invest in interests in oil, gas, or other mineral exploration or development programs;

        2. invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations;

        3. purchase or retain any securities if (i) one or more officers or directors of the Fund or its investment advisor individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

                                                       Taxes

        The Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve governmental supervision or management of investment practices or policy.

        A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

        The Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

        Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

        If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

        Distributions of investment company taxable income are taxable to shareholders as ordinary income.

        Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors.

        Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

        All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

        An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse, for years prior to 1997) for that year. Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

        Distributions by the Fund result in a reduction in the net asset value of its shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their invested capital upon the distribution, which will nevertheless be taxable to them.

        The Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

        If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

        The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

        Certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under
Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

        Subchapter M requires that the Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, and forward contracts held for less than three months. The Fund's options and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that the Fund may undertake may be limited.

        Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

        Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a
"mixed straddle."   Although mixed straddles are subject to the straddle
rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and may make certain tax elections in connection with these investments.

        Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

        A portion of the difference between the issue price of zero coupon securities and their stated redemption price at maturity ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

        The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income.
If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

        Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.
        In January of each year the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

        The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes. Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

        The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions.

                                            Dividends and Distributions

        As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).


        All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                                              Portfolio Transactions

        It is the policy of the Investment Advisor, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best possible price and execution for its securities transactions taking into account such factors as price, commission, where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Investment Advisor, the Investment Advisor then arranges for execution of the transaction in a manner deemed to provide the best result for the Fund.

        While there is no formula, agreement or undertaking to do so, and when it can be done consistently with the policy of obtaining the most favorable net results, the Investment Advisor may allocate a portion of its brokerage commissions to persons or firms providing the Investment Advisor with investment recommendations, statistical, research or similar services useful to the daily operation of the Fund or other clients of these persons. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Fund's Investment Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. Subject to obtaining best price and execution the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Advisor generally does not, when placing portfolio transactions for the Fund, pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information. The Investment Advisor does not place orders with brokers or dealers on the basis that the broker or dealer has sold Fund shares, although transactions may be placed with such brokers. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

        When two or more accounts managed by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each account.
It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors of the Company that these advantages, when combined with the other benefits available because of the Investment Advisor's organization, outweigh the disadvantages that may be said to exist from exposure to simultaneous transactions.

        Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

        The Sand Hill Portfolio Manager Fund series (the "Original Sand Hill Fund") of another investment company, Vontobel Funds, Inc. , paid $7,070 and $7,086 in brokerage commissions for the years ended December 31, 1995 and 1996, respectively.

        Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in the Investment Advisor's opinion, to meet the Fund's objective. The Investment Advisor anticipates that the Fund's average annual portfolio rate will be less than 100%.


                                                  Net Asset Value

        The Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. The Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

        The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

        NAV per share is determined by dividing the total value of the Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

        The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

        Generally, securities owned by the Fund are valued at market value. In valuing the Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the Exchange, will be valued at the last sale price prior to the close of regular trading on the Exchange. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Fund as the primary market. Securities will be valued using quotations on the exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

        Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board of Directors.

        The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale, or inside bid does not represent the value of the security, provided that such amount is not higher than the current bid price.

        Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Fund's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

        The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Fund's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

        Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S. dollars) into United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New
York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of all of the portfolio securities used in such calculation. If events materially affecting the value of a portfolio security occur between the time when its closing price is determined and the time when the Fund's net asset value is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

        U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

        Any purchase order may be rejected by the Distributor or by the Fund.

        The Company has reserved the right to redeem in-kind but does not intend to do so under normal circumstances.


                                              Directors and Officers

        The following is a list of the Company's Directors and Officers, their dates of birth and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
        Chairman, Director, and Treasurer
        1500 Forest Ave, Suite 223; Richmond, VA 23229

        Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the Company's Administrator, since 1985. Director, President and Treasurer of Commonwealth Capital Management, Inc. (a registered Investment Advisor) since 1983. Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank. Mr. Pasco is also a certified public accountant.

Samuel Boyd, Jr. (9/18/40)
        Director
        10808 Hob Nail Court, Potomac, MD 20854

        Mr. Boyd is currently the Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
        Director
        5272 River Road, Bethesda, MD 20816

        Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
        Director
        8704 Berwickshire Drive, Richmond, VA 23229

        Mr. Dickinson is currently the President of Alfred J. Dickinson, Inc., Realtors.

*Jane H. Williams (6/28/48)
        Vice President of the Company and President of the Sand Hill Portfolio Manager Fund
        3000 Sand Hill Blvd. Suite 150, Menlo Park, California 94025-7111.

        Ms. Williams is Executive Vice President and a Director of Sand Hill
Advisors, Inc.                which was founded in September 1982 by Ms.
 Williams.

*F. Byron Parker, Jr. (1/26/43)
        Secretary
        810 Lindsay Court, Richmond, VA 23229

        Secretary of Commonwealth Shareholder Services, Inc. since 1986. Partner in the law firm Mustian & Parker.


*   Persons deemed to be "interested" persons of the Company under the 1940
Act.

        During the fiscal year ended December 31, 1996, the Directors of the Company received compensation from the Company, as follows:

                                        Compensation Table
            (1)




      Name of Person,
          Position

                                   (2)



                                Aggregate
                              Compensation
                             From Registrant

                                                      (3)

                                                  Pension or
                                                  Retirement
                                               Benefits Accrued
                                                As Part of Fund
                                                   Expenses
                                                                       (4)



                                                                Estimated Annual
                                                                  Benefits Upon
                                                         Retirement


        (5)



       Total


   Compensation


  From Registrant


     and Fund


  Complex Paid to


     Directors
John Pasco, III
  Director
                        $0                N/A             N/A

        $0

Samuel Boyd, Jr.
  Director
                        $0                N/A             N/A

      $8,000
William E. Poist
  Director
                        $0                N/A             N/A
       $8,000
Paul M. Dickinson
  Director
                        $0                N/A             N/A


$8,000
        The directors and officers of the Company, as a group, do not own 1% or more of the Fund.

        To the best knowledge of the Fund, as of                        , 1997
the following persons own of record or beneficially 5% or more of the Fund's shares, and own such shares in the amounts indicated: (1) Marianne Conley (5.97%); (2) Arthur and Anna Kull (9.37%); and (3) National Financial
Services (20.50%).

                                                Investment Advisor

        Sand Hill Advisors, Inc. (the "Investment Advisor") manages the investment of the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement will be effective
 for a period of two years from                   , 1997 and may be renewed
thereafter only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Company's Board of Directors or by the Investment Advisor. The Advisory
Agreement provides that it will terminate automatically in the event of its assignment.

        The Company has designated Jane H. Williams, Executive Vice President and a Director of the Investment Advisor, as a Vice President of the Company and President of the Fund.

        Under the Advisory Agreement the monthly compensation paid to the Investment Advisor is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. If the average daily net assets of the Fund exceed $100,000,000, the fee for such assets will be computed at the annual rate of 0.75% on such excess. The fee is paid monthly within five (5) business days after the end of the month. The Advisor received $27,452 from the Original Sand Hill Fund and waived $27,452 of its fee in the year ended December
 31, 1995 and received $53,649 from the Original Sand Hill Fund and waived $34,043 of its fee in the year ended December 31, 1996.

        The Advisory Agreement contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell shares of the Fund.  See "Portfolio Transactions" above.

        The address of the Investment Advisor is 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, California 94025.

                                                  Transfer Agent

        Fund Services, Inc. ("FSI") is the Company's Transfer and Disbursing Agent, pursuant to a Transfer Agent Agreement. The Transfer Agent
Agreement is dated                     , 1997.  John Pasco, III, Chairman of
the Board of the Company and an officer and shareholder of Commonwealth Shareholder Services, Inc. (the Administrator of the Fund) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and Commonwealth Shareholder Services Inc.

        Pursuant to the Transfer Agent Agreement the minimum annual fee for the Fund is $16,500. In 1996 the Original Sand Hill Fund paid FSI
$24,190.

                                                   Administrator

        Commonwealth Shareholder Services, Inc. is the Company's Administrator pursuant to an Administrative Services Agreement (the "Service
Agreement"), which is dated                                  , 1997.  The
Service Agreement is described in the Fund's Prospectus.  This agreement continues in
effect from year to year for a period of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the
Company or the Administrator, approve the extension at least annually. In 1996, the Original Sand Hill Fund paid $17,681 in administrative fees.

                                                   Distribution

        Shares of the Fund are sold at net asset value on a continuous basis, without a sales charge.

         First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the stock of the Distributor, and is its President, Treasurer and a Director.

                                               Expenses of the Fund

        The Fund will pay its expenses not assumed by the Investment Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

        The allocation of the general expenses of the Fund is made on a basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

        Under the Advisory Agreement, the Investment Advisor has agreed to reimburse the Fund if the annual ordinary operating expenses of the Fund exceeds the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation is calculable based on the aggregate net assets of the Fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment and limited to the amount of the advisory fee due from the Fund.

        Investors should understand that the Fund's expense ratio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities paid by the Fund is higher.

                                           Special Shareholder Services

        As described briefly in the Prospectus, the Fund offers the following shareholder services:

        Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

        Telephone Transactions: You may redeem shares or transfer into another fund by telephone if you request this service at the time you complete the initial Account Application.  If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

        The Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

        Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic
Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

        Individual Retirement Account (IRA) - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

        If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

        How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

                                          General Information and History

        The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated
50,000,000 shares to the Fund.   The Board of Directors can allocate the
remaining authorized but unissued shares to the Fund, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

    If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.
    The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights.  The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current net asset value of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder.
The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

    The investment advisory fees payable to Sand Hill Advisors, Inc. by the Fund and the expense limitation guarantee formula of the Fund will be based upon the assets of the Fund.

    Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole.  Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

    Limitation on Use of Name - The Advisory Agreement for the Fund authorizes the Company to utilize the name "Sand Hill." The Company agrees that if the Advisory Agreement is terminated it will promptly redesignate the name of the Sand Hill Portfolio Manager Fund to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Investment Advisor waives this requirement in writing.

   Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Fund and its advisors governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                                                    Performance

        Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature.  Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

        Performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the
"Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

        Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30 day base period. According to the Commission formula:

               Yield = 2 [(a-b + 1) -1]
                            cd
where:

a   =   dividends and interest earned during the period.

b   =   expenses accrued for the period (net of reimbursements).

c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

d   =   the maximum offering price per share on the last day of the period.

        Total Return. The Original Sand Hill Fund's average annual total returns for the periods indicated are as follows:



                  Fund Name
One-Year Period Ended
      12/31/96
From Inception to
     12/31/96

Sand Hill Portfolio Manager Fund                     19.57%        15.51%
        As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period.
The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                              n
                       P(1+T) = ERV

where:

P       =      a hypothetical initial payment of $1,000

T       =      average annual total return

n       =      number of years

ERV     =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

        Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

        Occasionally, statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

        Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

        To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility
(as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow
Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f)     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
- analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - provides proprietary ratings and analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, 1 utility, 2 transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

        In assessing such comparisons of yield, total return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                               Financial Statements

        Set forth below are the Original Sand Hill Fund's audited financial statements for the fiscal year ended December 31, 1997.

        The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1996

 NUMBER
   OF                                                                                              MARKET
 SHARES    SECURITY                                                                                VALUE
--------   --------                                                                              ----------
           COMMON STOCK: 73.16%

           BASIC INDUSTRY: 1.97%
   7,100   Material Sciences                                                                     $  127,800
                                                                                                 ----------
           CAPITAL GOODS: 4.47%
   2,000   Dover Corp.                                                                              100,500
   3,000   Osmonics                                                                                  66,000
     300   Sumitomo Electric ADR                                                                     41,871
   1,000   W.W. Grainger                                                                             80,250
                                                                                                 ----------
                                                                                                    288,621
                                                                                                 ----------
           CONGLOMERATE: 2.74%
   6,900   Cheung Kong Holdings ADR                                                                  61,328
   2,431   Desc, S.A. De C.V. ADR                                                                    53,482
  15,800   Sime Darby BHD ADR                                                                        62,249
                                                                                                 ----------
                                                                                                    177,059
                                                                                                 ----------
           CONSUMER DURABLES: 4.87%
   1,000   Johnson Controls                                                                          82,875
   3,000   Leggett & Platt Inc.                                                                     103,875
     300   Matsushita Electric ADR                                                                   48,975
   1,200   Sony Corp ADR                                                                             78,750
                                                                                                 ----------
                                                                                                    314,475
                                                                                                 ----------
           CONSUMER NON-DURABLES: 7.39%
   3,000   Avery Dennison                                                                           106,125
     700   Colgate Palmolive                                                                         64,575
     800   Panamerican Beverage                                                                      37,500
     700   Procter & Gamble                                                                          75,338
   3,100   Sara Lee Corp                                                                            115,475
   1,400   Sherwin Williams                                                                          78,400
                                                                                                 ----------
                                                                                                    477,413
                                                                                                 ----------

 NUMBER
   OF                                                                                              MARKET
 SHARES    SECURITY                                                                                VALUE
--------   --------                                                                              ----------
           CONSUMER SERVICES: 4.01%
   1,200   Carlton Communications ADR                                                                53,400
   3,100   Choice Hotels International                                                               54,637
   1,800   Walgreen                                                                                  72,000
   3,500   Whole Foods Markets                                                                       78,750
                                                                                                 ----------
                                                                                                    258,787
                                                                                                 ----------
           ENERGY: 8.30%
     700   Atlantic Richfield                                                                        92,837
     500   British Petroleum ADR                                                                     70,687
   1,200   Mobil                                                                                    146,700
   6,200   Nabors Industries                                                                        119,350
   1,500   Western Atlas Inc                                                                        106,312
                                                                                                 ----------
                                                                                                    535,886
                                                                                                 ----------
           FINANCE: 10.14%
   2,900   AXA ADR                                                                                   91,350
   1,100   Banco de Santander ADR                                                                    69,850
   1,000   Develop Bk of Singapore ADR                                                               54,045
   5,000   Hang Seng Bank Ltd ADR                                                                    60,763
   1,700   MBIA Inc.                                                                                172,125
   3,500   PXRE Corp.                                                                                87,938
   2,300   Regions Financial Corp                                                                   118,881
                                                                                                 ----------
                                                                                                    654,952
                                                                                                 ----------
           HEALTH CARE: 8.75%
   2,200   Astra AB ADR                                                                             107,800
   2,000   Becton Dickinson & Co.                                                                    86,750
   3,100   Manor Care                                                                                84,088
     600   Roche Holdings ADR                                                                        46,540
   2,100   Schering Plough Corp                                                                     135,975
   2,300   United Healthcare                                                                        103,788
                                                                                                 ----------
                                                                                                    564,941
                                                                                                 ----------

 NUMBER
   OF                                                                                              MARKET
 SHARES    SECURITY                                                                                VALUE
--------   --------                                                                              ---------
           TECHNOLOGY: 10.06%
     600   3Com                                                                                      44,025
   2,800   Adaptec                                                                                  112,000
   1,000   Adobe Systems Inc                                                                         37,375
   2,000   E M C Corp                                                                                66,250
   2,430   Ericsson ADR                                                                              73,356
     700   Intel                                                                                     91,656
   1,400   Hewlett Packard                                                                           70,350
   3,000   Sabre Group Holding A                                                                     83,625
   1,800   Sungard Data Systems                                                                      71,100
                                                                                                 ----------
                                                                                                    649,737
                                                                                                 ----------
           R E I T: 3.94%
   4,000   Apartment Investment & Management Co                                                     112,500
   5,500   J P Realty                                                                               142,313
                                                                                                 ----------
                                                                                                    254,813
                                                                                                 ----------
           UTILITIES: 6.52%
   1,800   Ameritech Corp                                                                           109,125
   4,100   Frontier Corp.                                                                            92,762
  15,000   Hong Kong Electric ADR                                                                    49,837
   3,100   Hong Kong Telecom                                                                         50,375
   3,000   Nipsco Industies                                                                         118,875
                                                                                                 ----------
                                                                                                    420,974
                                                                                                 ----------
           TOTAL COMMON STOCKS:
           (Cost: $3,704,865)                                                                     4,725,458
                                                                                                 ----------

PRINCIPAL
 AMOUNT
--------
           U.S. GOVT. SECURITIES: 20.22%
$100,000   U.S. Treasury Note
           maturity date 10/31/99; 7.50%                                                            103,750
 200,000   U.S. Treasury Note
           maturity date 02/28/01; 5.625%                                                           196,125
 200,000   U.S. Treasury Note
           maturity date 02/15/03; 6.25%                                                            199,876
 200,000   U.S. Treasury Note
           maturity date 02/15/04; 5.875%                                                           194,813
 300,000   U.S. Treasury Note
           maturity date 05/15/05; 6.5%                                                             302,250
 300,000   U.S. Treasury Note
           maturity date 05/15/06; 6.875%                                                           309,375
                                                                                                 ----------
           TOTAL U.S. GOVERNMENT SECURITIES:
           (Cost: $1,294,657)                                                                     1,306,189
                                                                                                 ----------
           TOTAL INVESTMENTS:
           (Cost: $4,999,522)*                                                 93.38%             6,031,647
           Other assets, net                                                    6.62%               427,778
                                                                             --------            ----------
           NET ASSETS                                                         100.00%            $6,459,425
                                                                             --------            ----------
                                                                             --------            ----------

*Cost for Federal income tax purpose is $4,999,522 and net unrealized appreciation consists of:

           Gross unrealized appreciation                                                         $1,090,678
           Gross unrealized depreciation                                                            (58,553)
                                                                                                 ----------
           Net unrealized appreciation                                                           $1,032,125
                                                                                                 ----------
                                                                                                 ----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

_______________________________________________________________________________________________________

                                                                              DECEMBER 31, 1996
                                                                       --------------------------------

ASSETS
   Investments at value (Identified cost of $4,999,522)
      (Notes 1 & 3)                                                                      $ 6,031,647
Cash                                                                                         366,379
   Receivables:
      Dividend and interest                                         25,467
      Receivable from manager                                       8,799
                                                                       --------

 34,266
      Deferred organization costs
 23,305
      Prepaid expenses
  3,828

      -----------------
         TOTAL ASSETS
         6,459,425

 -----------------
NET ASSETS
 $ 6,459,425

 -----------------                                                                                      -----------------
NET ASSET VALUE OFFERING AND
REDEMPTION PRICE PER SHARE
($6,459,425/504,705 shares outstanding)                                                  $     12.79
                                                                                      -----------------
                                                                                      -----------------
At December 31, 1996 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                    $5,354,034
   Undistributed net realized gain on investments                      73,266
   Net unrealized appreciation of investments                       1,032,125
   Net Assets                                                      $ 6,459,425
                                                                   -----------
                                                            --------/Table>

SEE NOTES TO FINANCIAL STATEMENTS

                                       6

STATEMENT OF OPERATIONS


______________________________________________________________________________


         YEAR ENDED

     DECEMBER 31, 1996

    ---------------------

INVESTMENT INCOME
   Income:
      Interest                                                                      $81,560
      Dividend                                                                       94,169
                                                                                    -------
      Total income                                                                             $  175,729
Expenses:
   Investment management fees (Note 2)                                               53,649
   Transfer agent fees (Note 2)                                                      24,190
   Custodian and accounting fees (Note 3)                                            51,123
   Legal & audit fees                                                                 5,195
   Registration fees                                                                  2,250
   Recordkeeping and administrative services (Note 2)                                16,294
   Shareholder servicing and reports (Note 2)                                         6,779
   Organization expense amortization                                                  4,140
   Other                                                                              4,564
                                                                                    -------
                                                                                                  168,184
   Custodian fee credits                                                                          (27,040)
   Reimbursement by manager                                                                       (34,049)
                                                                                               ----------
   Total expenses                                                                                 107,095
                                                                                               ----------
   Net investment income                                                                           68,634
                                                                                               ----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
   Net realized gain on investments                                                               230,479
   Net increase in unrealized appreciation on investments                                         740,807
                                                                                               ----------
   Net gain on investments                                                                        971,286
                                                                                               ----------
   Net increase in net assets resulting from operations                                        $1,039,920
                                                                                               ----------
                                                                                               ----------

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

________________________________________________________________________________


        JANUARY 2, 1995
                                                            YEAR ENDED                TO
                                 DECEMBER 31, 1996     DECEMBER 31, 1995
                                  -----------------     -----------------
S>
OPERATIONS
   Net investment income                                      $    68,634           $    14,079
   Net realized gain on investments                               230,479                 3,594
   Change in unrealized appreciation of investments               740,807               291,318
                                                          -----------------     -----------------
   Net increase in net assets resulting from operations          1,039,920               308,991
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($.15 and $.05 per share)                (72,905)              (17,898)
   Capital gains ($.33 per share)                                (155,461)
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share
      transactions*                                               1,622,851             3,733,927
                                                         -----------------     -----------------
   Net increase in net assets                                   2,434,405           $ 4,025,020
   Net asset at beginning of period                             4,025,020                     0
                                                         -----------------     -----------------
NET ASSETS at the end of the period (including
   undistributed net investment income of $0 and $4,270)       $ 6,459,425           $ 4,025,020
                                                         -----------------     -----------------
                                                          -----------------     -----------------

   /Table>

*A summary of capital share transactions follows:



 JANUARY 2, 1995*
                                                         YEAR ENDED
 TO
                            DECEMBER 31, 1996          DECEMBER 31, 1995
                                            --------------------     ----------
                          SHARES      VALUE          SHARES      VALUE
                                                    -------   ----------
-------   ----------
Shares sold               199,556   $2,332,804       384,304   $3,964,257
Shares reinvested from dividend17,744      225,708         1,554       17,229
Shares redeemed              (75,044)    (935,661)      (23,410)    (247,559)
                               -----   ----------       -------   ----------
Net increase                 142,256   $1,622,851       362,448   $3,733,927
                             -------   ----------       -------   ----------
                             -------   ----------       -------   ----------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

_______________________________________________________________________________

                                                                                         JANUARY 2, 1995*
               YEAR ENDED              TO
                          DECEMBER 31, 1996   DECEMBER 31, 1995
                           -----------------   -----------------
Per Share Operating Performance
Net asset value, beginning of period             $ 11.11             $ 10.00
                                         ----------------   -----------------
Income from investment operations- Net investment income
                            0.14                0.06
   Net realized and unrealized gain on investments  2.02                1.10
                                                  ---------   -----------------
Total from investment operations                    2.16                1.16
                                       -----------------   -----------------
Less distributions-
Distributions from net investment income          (0.15)             (0.05)
Distributions from capital gains                  (0.33)
                                           --------------   -----------------
Total distributions                               (0.48)             (0.05)
                                        -----------------   -----------------
Net asset value, end of period (000's)           $ 12.79             $ 11.11
                                        ----------------   -----------------
                                        -----------------   -----------------
Total Return                                       19.57%              11.60%
Ratios/Supplemental Data
Net assets, end of period(000's)                 $ 6,459             $ 4,025
Ratio to average net assets-(A)
   Expenses (B)                                  2.50%                3.03%**
   Expense ratio-net (C)                         2.00%                1.90%**
   Net investment income                        1.29%                0.52%**
Portfolio turnover rate                         32.97%               40.96%
Average brokerage commission per share         $0.0581                  --

   *Commencement of operations
  **Annualized
(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.
(B) Expense ratio has been increased to include custodian fees which were offset by custodian credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 1996
_______________________________________________________________________________

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995, as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short term investments.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS AND DIVIDENDS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. DEFERRED ORGANIZATIONAL EXPENSES. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven
(57) months.

E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. SHA will reimburse the Fund to the extent of its advisory fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1996, a voluntary reimbursement of $34,043 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $17,681 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $60,000, of which $43,706 has been waived.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $24,190 for its services for the year ended December 31, 1996.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities other than short-term notes aggregated $3,129,441 and $1,688,861 respectively. The Custodian has provided credits in the amount of $24,083 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The World Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Sand Hill Portfolio Manager Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 1996, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sand Hill Portfolio Manager Fund as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 17, 1997

                                                    APPENDIX


                                       DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to i mpair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        Moody's applies numerical modifiers 1,2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modified 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
 Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime 3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation, indicating an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

        Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB is the lowest and CC is the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Investment Advisor:Sand Hill Advisors, Inc.
                              3000 Sand Hill Road
                              Building Three, Suite 150
                              Menlo Park, CA  94025


Distributor:           First Dominion Capital Corp.
                              1500 Forest Ave., Suite 223
                              Richmond, VA 23229


Independent Auditors:  Tait, Weller & Baker
                              Two Penn Center Plaza
                              Suite 700
                              Philadelphia, PA 19102


Transfer Agent:        For account information, wire purchases or redemptions,
call or write to the Fund's Transfer Agent:

                                      Fund Services, Inc.
                                      P.O. Box 26305
                                      Richmond, VA 23260-6305
                                      (800) 628-4077 Toll Free


More Information:      For 24-hour, 7-days-a-week price information call
1-800-527-9500.

                              For information on the Fund, investment plans,
or other shareholder services, call the Company at 1-800-527-9500 during normal business hours, or write the Company
 at 1500 Forest Avenue, Suite 223, Richmond, VA 2322

                                              PART C
                                         OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    Financial Statements.

        (1) Included in Part A: Financial Highlights for Registrant's predecessor, Vontobel Funds, Inc.,
                              Sand Hill Portfolio Manager Fund

                      (2) Included in Part B: For Registrant's predecessor, Vontobel Funds, Inc., Sand Hill Portfolio
                              Manager Fund:

           *       Report of Independent Auditors dated January 17, 1997

  *       Schedule of Portfolio Investments as of December 31, 1996 (audited)

  *       Statement of Assets and Liabilities at December 31, 1996 (audited)

*      Statement of Operations for the years ended December 31, 1995 and 1996
                                      (audited)

                              *       Financial Highlights (audited)
   *       Notes to Financial Statements dated December 31, 1996 (audited)

               (b)    Exhibits.

         (1)     Articles of Incorporation of Registrant filed with the State of
 Maryland on May 9, 1997 are                              filed herewith as
Exhibit A.

                      (2) By-Laws of Registrant are filed herewith as Exhibit B.
                      (3)     Not Applicable.

                      (4) Specimen of certificate of common stock for the Sand Hill Portfolio Manager Fund series is filed herewith as Exhibit C.

                      (5)     The proposed form of Investment Advisory Agreement
 between Sand Hill Advisors, Inc. and                              the
Registrant on behalf of the Sand Hill Portfolio Manager Fund is filed herewith
as Exhibit                              D.

                      (6)     The proposed form of Distribution Agreement
between First Dominion Capital Corp. and                              the
Registrant is filed herewith as Exhibit E.
                      (7)     Not Applicable.

                      (8) Proposed form of Custodian Agreement between Star Bank, N.A. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is
filed herewith as Exhibit F.
                      (9)     (a)     Proposed form of Transfer Agency Agreement
 between Fund Services, Inc. and the
                                      Registrant is filed herewith as Exhibit G.

                              (b)     Proposed form of Administrative Services
Agreement between Commonwealth
                                      Shareholder Services, Inc. and the
Registrant on behalf of the Sand Hill Portfolio
                                      Manager Fund is filed herewith as Exhibit
 H.
                              (c)     Proposed form of Fund Accounting Servicing
 Agreement between Star Bank, N.A.
                                      and the Registrant on behalf of the Sand
Hill Portfolio Manager Fund series is
                                      filed herewith as Exhibit I.

                              (d)     Proposed form of Fund Expense Agreement
between Commonwealth Shareholder                                      Services,
Inc. and the Registrant is filed herewith as Exhibit J.

                   (10)Opinion of Counsel (to be filed with Registrant's Rule 24f-2 Notice).

                   (11)Consent of Independent Accountants is filed herewith as Exhibit K.

                   (12)Not applicable.

                   (13)Not applicable.

                   (14)(a) Proposed form of IRA Service Agreement, between Star Bank, N.A. and the Registrant is filed herewith as Exhibit L.

                   (15)Not Applicable.

                   (16)Schedule of computation of performance quotation on behalf of the Sand Hill Portfolio Manager Fund is attached hereto as Exhibit M.

                   (17)Financial Data Schedule is filed herewith as Exhibit N.

                   (18)Not applicable.

                   (19)Powers-of-Attorney for Samuel Boyd, Jr., William E. Poist, and Paul M. Dickinson and Secretary's
                      Certificate is filed herewith as Exhibit O.


ITEM 25.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
               None.

ITEM 26.NUMBER OF HOLDERS OF SECURITIES:  As of June 12, 1997:

                                               Number of
                      Title of Class           Record Holders
               Sand Hill Portfolio Manager Fund0*

                      *Upon approval by the shareholders of the Sand Hill
Portfolio Manager Fund series of the Vontobel                      Funds,
Inc. ("VFI"), the Registrant will acquire the assets of VFI in exchange for shares of the
                      Registrant.  See Item 32-Undertakings, below.

ITEM 27.INDEMNIFICATION.

               The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. TheRegistrant's Articles of Incorporation
 provide for indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the 1940 Act for certain conduct set forth in that section ("Disabling Conduct").
Contracts between the Fund and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 28.BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

               Sand Hill Advisors, Inc, the investment advisor to the Sand Hill Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 1996, had approximately $235 million in assets under management.

               For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of Sand Hill Advisors, Inc. (the "Advisor") is or has been, at any time during the past two fiscal years, engaged for his own account or in the
capacity of director, officer, employee, partner or               trustee,
reference is made to the Advisor's Form ADV (File #801-17601), currently on file with the Commission as required by the Investment Advisors Act of 1940, as amended.

ITEM 29.PRINCIPAL UNDERWRITER.

       (a)     Vontobel Funds, Inc.

       (b)
                                Positions and          Positions and
       Name and Principal     Offices With           Offices with
       Business Address       Underwriter            Registrant

       John Pasco, III        President, ChiefChairman,
       1500 Forest Avenue     Financial Officer,President, &
       Suite 223                      Treasurer, Director Treasurer
       Richmond, VA  23229

       Mary T. Pasco                  Director              Assistant
       1500 Forest Avenue                                   Secretary
       Suite 223
       Richmond, VA  23229

       Lori J. Martin                 Vice President        None
       1500 Forest Ave.       & Assistant Sec.
       Suite 223
       Richmond, VA  23229

       F. Byron Parker, Jr.Secretary         Secretary
       Mustian & Parker
       Two Paragon Place
       Suite 100
       6802 Paragon Place
       Richmond, VA  23230

       (c)      Not applicable.
ITEM 30.LOCATION OF ACCOUNTS AND RECORDS.

               The accounts, books or other documents of the Registrant required to be maintained by 31(a) of the Investment
               Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

               (a) Shareholder account records (including share ledgers, duplicate confirmations, duplicate account statements, and applications forms) of the Sand Hill Portfolio Manager Fund series of the Registrant are maintained by its transfer agent, Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond,
                      VA  23229.

               (b) Investment records including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Sand Hill Portfolio Manager Fund series are maintained at the series' investment advisor, Sand Hill Advisors, Inc., at 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, CA 94025.

               (c) Accounts and records for portfolio securities and other investment assets, including cash of the Sand
                      Hill Portfolio Manager Fund series are maintained in the custody of the Registrant's custodian bank, Star Bank N.A., 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

               (d) Accounting records, including general ledgers, supporting ledgers, pricing computations, etc. of the Sand
                      Hill Portfolio Manager Fund series are maintained by the Registrant's accounting services agent, Star
                      Bank N.A., 425 Walnut Street, P.O. Box 1118,
                      Cincinnati, Ohio 45201-1118

               (e) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc., are kept at the Registrant's principal office, at 1500 Forest Avenue, Suite 223, Richmond,
                      VA 23229, by the Registrant's Administrator,
                      Commonwealth Shareholder Services, Inc., whose address is the same as Registrant's.

               (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, First Dominion Capital Corp. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

ITEM 31.MANAGEMENT SERVICES. There are no management-related service contracts not discussed in Parts A or B of this
       Form.

ITEM 32.UNDERTAKINGS.

               (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

               (d) The Registrant hereunder does not have as of the filing of this registration statement, and will not have as of the proposed effective date, assets equal to or in excess of $100,000. However, the Registrant is presently a party to an Agreement and Plan of Reorganization (the "Plan") for the Sand Hill Portfolio Manager Fund series (the "Original Series") of the Vontobel Funds, Inc. ("VFI"). Under the Plan, the Registrant will acquire all of the assets of the Original Series in exchange for shares of a new series of the Registrant (the "New Series"). Upon completion of the Reorganization, the New Series will have net assets of approximately $6,459,000 which was the the net assets of the Original Series on December
                      31, 1996. The Registrant hereby undertakes that it will not engage in any offering of the securities of the New Series to any person, or issue any such securities other than in connection with the Reorganization, until the completion of the Reorganization, and the receipt by the New Series of assets with a value in excess of $100,000.

                                           SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 13th day of June, 1997.


                                      THE WORLD FUNDS, INC.
                                      Registrant


                                      By      /s/ John Pasco, III
                                             John Pasco, III, Chairman

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.


(Signature)                   (Title)                       (Date)


/s/ John Pasco, III   Director, Chairman             June 13, 1997
John Pasco, III       & Treasurer


/s/ Samuel Boyd, Jr.  Director                       June 13, 1997
Samuel Boyd, Jr.


/s/ Paul M. Dickinson Director                       June 13, 1997
Paul M. Dickinson


/s/ William E. Poist  Director                       June 13, 1997
William E. Poist
                          EXHIBIT INDEX


Exhibit A             Articles of Incorporation

Exhibit B             By-Laws

Exhibit C             Specimen of certificate of common stock

Exhibit D                     Proposed Form of Investment Advisory Agreement

Exhibit E             Proposed form of Distribution Agreement

Exhibit F             Proposed Form of Custodian Agreement

Exhibit G                     Proposed Form of Transfer Agency Agreement

Exhibit H             Proposed Form of Administrative Services Agreement

Exhibit I             Proposed Form of Fund Accounting Services Agreement

Exhibit J             Proposed Form of Fund Expense Agreement

Exhibit K             Consent of Tait, Weller & Baker

Exhibit L             Proposed Form of IRA Service Agreement

Exhibit M             Schedule of Computation of performance quotation

Exhibit N             Financial Data Schedule

Exhibit O             Powers of Attorney and Secretary's Certificate



                             EXHIBIT A

 ARTICLES OF INCORPORATION
OF
                                       THE WORLD FUNDS, INC.



       FIRST: The undersigned, Steven M. Felsenstein, whose post office address is One Commerce Square, Philadelphia,
Pennsylvania 19103, and being at least eighteen years of age, does hereby cause to be filed these Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of Maryland.

       SECOND:        The name of the corporation is The World Funds, Inc.

       THIRD: The purpose for which the corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

               1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

               2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

               3. To purchase or otherwise acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

               4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

               5. To borrow or raise moneys for any of the purposes of the corporation, and to mortgage or pledge the whole or any part of the property and franchises of the corporation, real, personal, and mixed, tangible or intangible, and wheresoever situated.

               6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

               7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Incorporation, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

                      The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

       FOURTH:        The post office address of the principal office of the
corporation in the State of Maryland is:

                      c/o The Corporation Trust, Incorporated
                      32 South Street
                      Baltimore, Maryland  21202

                      The name and post office address of the initial resident agent of the corporation in the State of Maryland is:

                      The Corporation Trust, Incorporated
                      32 South Street
                      Baltimore, Maryland  21202

       FIFTH: The total number of shares of stock which the corporation shall have authority to issue is Two Hundred and Fifty
Million (250,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000).

                      Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration in such form as may be fixed from time to time pursuant to the direction of the Board of Directors.

                      Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the corporation shall have the power to designate one or more series of shares of Common Stock and sub-series (classes) thereof, and to classify or reclassify any unissued shares with respect to such series or sub-series thereof, and such series and sub-series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine, unless inconsistent with this Article FIFTH.

                      Subject to the aforesaid power of the Board of Directors, one series of shares is hereby designated and classified as the Sand Hill Portfolio Manager Fund and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are hereby initially classified and allocated to such series. At any time when there are no shares outstanding or subscribed for a particular series or sub-series previously established and designated herein or by the Board of Directors, the series or sub-series may be eliminated by the Board of Directors by the same means.

                      Each share of a series shall have equal rights with each other share of that series with respect to the assets of the corporation pertaining to that series. The dividends payable to the holders of any sub-series (subject to any applicable rules, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) may be charged with any pro rata portion of distribution expenses paid pursuant to a Plan of Distribution adopted by such sub-series in accordance with Rule 12b-1 under the Investment Company Act of 1940 (or any successor thereto), which dividend shall be determined as directed by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board.
Except as otherwise provided herein, all references in these Articles of Incorporation to Common Stock or series of stock shall apply without discrimination to the shares of each series of stock.

              The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General
Corporation Law; (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series, or sub-series; and (3) when the matter does not affect any interest of any particular series or sub-series, then only shareholders of affected series or sub-series shall be entitled to vote thereon. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

                      Each series of stock of the corporation shall have the following powers, preferences and participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

                      1. All consideration received by the corporation for the issue or sale of stock of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of stock with respect to which such assets, payments or funds were received by the corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the corporation. Such assets, income, earnings, profit and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

                      2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

                      3. The Board of Directors shall have the power in its discretion to distribute to the shareholders of the corporation or to the shareholders of any series thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereof, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

                      4. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the corporation or any series or class of the corporation as may be permitted or required under the IRC as presently in effect or as amended, without the vote of shareholders of the corporation or any series thereof.

                      5. In the event of the liquidation or dissolution of the corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

                      6. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

                      7. The Board of Directors may provide for a holder of any series of stock of the corporation, who surrenders his certificate in good form for transfer to the corporation or, if the shares in question are not represented by certificates, who delivers to the corporation a request in good order signed by the shareholder or otherwise authenticated in the manner required by the corporation, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the corporation.

                      8. The holders of the shares of Common Stock or other securities of the corporation shall have no preemptive rights to subscribe to new or additional shares of its Common
 Stock or other securities.

       SIXTH: The number of directors of the corporation shall be such number as may from time to time be fixed by the By-Laws of the corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the Board of Directors shall consist initially of four directors until such time as the number of directors is fixed as stated above. The names of the directors who shall act as such until successors are duly chosen and qualified are: John Pasco, III, Samuel
Boyd, Jr., William E. Poist and Paul M. Dickinson.

       SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation:

                      1. The Board of Directors shall have power to fix an initial offering price for the shares of any series which shall yield to the corporation not less than the par value thereof, at which price the shares of the Common Stock of the corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the corporation not less than the par value thereof from sales of the shares of its Common Stock; provided, however, that no shares of the Common Stock of the corporation shall be issued or sold for a consideration which shall yield to the corporation less than the net asset value of shares of such series determined as hereinafter provided, as of the business day on which such shares are sold, or at such other times set by the Board of Directors, except in the case of shares of such Common Stock issued in payment of a dividend properly declared and payable.

                              Notwithstanding anything in these Articles of
Incorporation to the contrary, the Board of Directors shall have power to establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class or series, and the net asset value of each share of any class or series of the corporation for purposes of sales, redemptions, repurchases of shares or otherwise.

                              The net asset value of the property and assets
of the corporation shall be determined in accordance with the Investment Company Act of 1940, as amended, and with generally accepted accounting principles, and at such times as the Board of Directors may direct, by deducting from the total market or appraised value of all of the property and assets of the corporation, all debts, obligations and liabilities of the corporation (including, but without limitation of the generality of any of the foregoing, any or all debts, obligations, liabilities or claims of any and every kind and nature, whether fixed, accrued, or unmatured, and any reserves or charges, determined in accordance with generally accepted accounting principles, for any or all thereof, whether for taxes, including estimated taxes or unrealized book profits, expenses, contingencies or otherwise).

                              The net asset value per share of a series of
the Common Stock of the corporation shall be determined by adding the total market or appraised value of the property and assets of the relevant series of the corporation, subtracting the liabilities determined by the Board of Directors to be applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the total number of shares of its Common Stock then issued and outstanding for such series, including any shares sold by the corporation up to and including the date as of which such net asset value is to be determined whether or not certificates therefor have actually been issued.
In case the net asset value of each share so determined shall include a fraction of one cent, such net asset value of each share shall be adjusted to the nearest full cent.

                      2. To the extent permitted by law, and except in the case of a national financial emergency, the corporation shall redeem shares of its Common Stock from its stockholders upon request of the holder thereof received by the corporation or its designated agent during business hours of any business day, provided that such request must be accompanied by surrender of any outstanding certificate or certificates for such shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such shares (or, on such request in the event no certificate is outstanding) by, or pursuant to the direction of the Board of Directors of the corporation, and accompanied by proper stock transfer stamps, if any.
Shares redeemed upon any such request shall be purchased by the corporation at the net asset value of such shares determined in the manner provided in Paragraph (1) of this Article SEVENTH, and in accordance with the redemption procedures prescribed in the then current Prospectus for the applicable series of shares of the corporation.

                              Payments for shares of its Common Stock so
redeemed by the corporation shall be made from the assets of the applicable series in cash, except payment for such shares may, at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose in their complete discretion, be made from the assets of that series in kind or partially in cash and partially in kind. In case of any payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities of such series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the current net asset value of the series of the corporation's shares, provided that any stockholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the Investment Company Act of 1940, as amended, shall receive cash.

                              Payment for shares of its Common Stock so
redeemed by the corporation shall be made by the corporation as provided above within seven days after the date which such shares are deposited in good order, and after satisfactory compliance with applicable requirements; provided, however, that if payment shall be made by delivery of assets of the corporation, as provided above, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered may be made, but not necessarily within such seven day period.

                              The right of any holder of shares of the Common
Stock of the corporation to receive
dividends thereon and all other rights of such stockholder with respect to the shares so redeemed by the corporation shall cease and determine from and after the time as of which the purchase price of such shares shall be fixed, as provided above, except the right of such stockholder to receive payment for such shares as provided for herein.

                              For the purposes of these Articles of
Incorporation, a "national financial emergency" is defined as the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the corporation of securities owned by such series is not reasonably practicable or it is not reasonably practicable for the corporation fairly to determine the value of the net assets of such series, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. The Board of Directors may, in its discretion, declare the suspension described in (iv) above at an end, and such other suspension relating to a national financial emergency shall terminate as the case may be on the first business day on which said Stock Exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority, the determination of the Board of Directors shall be conclusive).

                      3. The Board of Directors may, from time to time, without the vote or consent of stockholders, establish uniform standards with respect to the minimum net asset value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors may authorize the closing of those stockholder accounts not meeting the specified minimum standards of net asset value by redeeming all of the shares in such accounts, provided there is mailed to each affected stock-holder account, at least thirty (30) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

       EIGHTH:        (a)     To the fullest extent that limitations on the
liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                      (b) No provision of this Article shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                      (c) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

       NINTH: Subject to the Investment Company Act of 1940, as amended, each of the following actions, to the extent required to be approved by the shareholders under Maryland General Corporation Law, shall be approved by a majority of all votes entitled to be cast on the matter:

                (i)Amendment or amendment and restatement of the Articles;

               (ii)   Reduction of stated capital;

            (iii)Consolidation, merger, share exchange or transfer of assets;

                (iv)  Distribution in partial liquidation; or

                   (v)Voluntary dissolution.

       TENTH: The corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and all rights, contract and otherwise, conferred reservation.

       ELEVENTH: The corporation expressly agrees and acknowledges that the name "The World Funds, Inc." is the sole property of Commonwealth Shareholder Services, Inc. ("CSS"), that similar names may be used by funds in the investment business which are affiliated with CSS, and that the corporation's use of such name is with permission of CSS. The corporation further expressly agrees and acknowledges that its use of such name may be terminated by CSS if the corporation ceases to use CSS as its administrator (or to use affiliates of CSS for such purposes). The corporation further expressly agrees and acknowledges that in such event CSS may require the corporation to present to its shareholders, at the next annual or special meeting of the corporation held after such request, a proposal to change the name of the corporation to delete reference to the name "The World Funds." The corporation further expressly agrees and acknowledges in such event to use its best efforts to comply promptly with such request to change its name and that the Board of Directors of the corporation shall recommend such a proposal to its shareholders. The corporation further expressly acknowledges and agrees, upon shareholder approval of such a proposal, to make and cause to be made such filings to effect the change of name as may be necessary with the State of Maryland, the United States Securities and Exchange
Commission, or other regulatory authorities.

       IN WITNESS WHEREOF, the undersigned incorporator of The World Funds, Inc. who executed the foregoing Articles of Incorporation hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge the matters and facts set forth therein are true in all material respects, under the penalties of perjury.

       Dated the 8th day of May, 1997.



                                      _______________________________________
                                      Steven M. Felsenstein

                                                              EXHIBIT B
                                      THE WORLD FUNDS, INC.

                                              BY-LAWS



                                             ARTICLE I
                                              OFFICES
       Section 1.The principal office of the Corporation shall be in the City of Richmond, Commonwealth of Virginia. The
Corporation shall also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                            ARTICLE II
                                STOCKHOLDERS AND STOCK CERTIFICATES
       Section 1. To the extent authorized by the Board of Directors, a stockholder of record may request a stock certificate representing the shares owned by him. Stock certificates, if any, shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Stock certificates may bear the facsimile signatures of the officers authorized to sign such certificates.

       Section 2. A share of capital stock of the Corporation shall be transferable on the books of the Corporation only by the person(s) in whose name(s) such share is registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor, if any, shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

       Section 3. Any person desiring a certificate for shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond or indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

       Section 4. The Corporation shall be entitled to treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof.

       Section 5.In the event that the Corporation issues non-certificated shares of its capital stock, the Board of Directors shall establish procedures designed to comply with the requirements of the Maryland General Corporation Law.

                                            ARTICLE III
                                     MEETINGS OF STOCKHOLDERS
       Section 1. (a) The Corporation is not required to hold an Annual Meeting in any year in which the Corporation is not required to elect directors under the Investment Company Act of 1940. If the Corporation is required under the Investment
Company Act of 1940 to hold a stockholder meeting to elect directors, the meeting may be designated an Annual Meeting of Stockholders for that year for purposes of Maryland law.

                              (b)  Annual Meetings, if held, shall be held at
such place and time as the Board of Directors may by resolution establish. In the absence of any specific resolution, Annual Meetings of Stockholders shall be held at the Corporation's principal office, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe. Meetings of stockholders for any other purpose may be held at such place and time as shall be fixed by resolution of the Board of Directors and stated in the Notice of the Meeting, or in a duly executed Waiver of Notice thereof.

       Section 2. Special meetings of the stockholders may be called at any time by the Chairman, President or a majority of the members of the Board of Directors and, except as otherwise required by the Investment Company Act of 1940, shall be called by the Secretary upon the written request of the holders of at least fifty percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.
Upon receipt of a written request from such holders as are entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall issue notice of such meeting. The cost of preparing and mailing the notice of a special meeting of stockholders shall be borne by the Corporation. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

       Section 3. Notice of the time and place of the annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting not less than ten days nor more than ninety days prior to the date of such meeting.
In the case of special meetings of the stockholders, the 0notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the notice.

       Section 4. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding twenty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding twenty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ninety days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

       Section 5. At all meetings of the stockholders a quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time to a date not more than one hundred twenty days after the original record date without further notice other than announcement at the meeting. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at such meeting shall have power to approve any matter properly before the meeting, except as otherwise provided in the Investment Company Act of 1940, and also except a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a director. The holders of such majority shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

       Section 6. At all meetings of the stockholders the following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting, except to the extent that the Board of Directors shall otherwise provide:
               Election of Directors;
               Ratification of Selection of Auditors; and New business.

       Section 7. At any meeting of the stockholders of the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney in fact and bearing a date not more than eleven months prior to said meeting unless such instrument provides for a longer period, to vote each full and fractional share of stock having voting power registered in his name on the books of the Corporation.

                                            ARTICLE IV
                                             DIRECTORS
       Section 1. The Board of Directors shall consist of not less than three nor more than twelve members. The Board of Directors may by a vote of the entire board increase or decrease the number of directors without a vote of the stockholders;
provided that any such decrease shall not affect the tenure of office of any director. Directors need not hold any shares of the capital stock of the Corporation.

       Section 2. The directors shall be elected by the stockholders of the Corporation at an annual meeting, if held, or at a special meeting called for such purpose, and shall hold office until their successors shall be duly elected and shall qualify.

       Section 3. The Board of Directors shall have the control and management of the business of the Corporation, and in addition to the powers and authority expressly conferred upon them by these By-Laws, may exercise, subject to the provisions of the laws of the State of Maryland and of the Articles of Incorporation of the Corporation, all such powers of the Corporation and do all such acts and things as are not required by law or by the Articles of Incorporation to be exercised or done by the stockholders.

       Section 4. The Board of Directors shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors resulting from any cause except an increase in the number of directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum. A vacancy on the Board of Directors resulting from an increase in the number of directors may be filled by a majority of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting, whenever held, or special meeting called for that purpose, and until his successor is elected and qualifies.

       Section 5. The Board of Directors shall have power to appoint, and at its discretion to remove or suspend, any officers, managers, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emoluments, and to require security in such instances and in such amounts as it may deem proper.

       Section 6. In case of the absence of an officer of the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

       Section 7. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions and by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

       Section 8. The Board of Directors may hold their meetings and keep the books of the Corporation outside of the State of Maryland, at such place or places as it may from time to time determine.

       Section 9. The Board of Directors shall have power to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

       Section 10. Upon retirement of a Director, the Board may elect him or her to the position of Director Emeritus.
Said Director Emeritus shall serve for one year and may be re-elected by the
 Board from year to year thereafter.  Said Director
Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.

                                             ARTICLE V
                                        DIRECTORS MEETINGS
       Section 1. The first regular meeting of the Board of Directors shall be held each year as scheduled by the Board, and otherwise within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

       Section 2. Special meetings of the Board of Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be given to each director at least twenty-four hours prior to the date of such meeting, and such notice shall provide the time and place of such special meeting, and the purpose(s) for which it is called.

       Section 3. One-third of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting; except that if the number of directors on the Board is less than six, two members shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise required by Maryland law or the Investment Company Act of 1940.

       Section 4. The order of business at meetings of the Board of Directors shall be prescribed from time to time by the Board.

                                            ARTICLE VI
                                        OFFICERS AND AGENTS
       Section 1. At the first meeting of the Board of Directors after the election of Directors in each year, the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer. The Board may elect, or the Chief Executive Officer may appoint, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other subordinate officers and agents as the Board may deem necessary and as the business of the Corporation may require.

       Section 2. The Chairman of the Board and the President shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.

                                            ARTICLE VII
                             INDEMNIFICATION OF OFFICERS AND DIRECTORS
       Section 1. The Corporation shall indemnify each officer and director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation
Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any officer or director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

       Section 2.     The provisions of clause (i) of Section 1 of this
Article VII notwithstanding, the Corporation shall indemnify each officer and director against reasonable expenses incurred in connection with the successful defense of any proceeding to which each such officer or director is a party by reason of service in such capacity.

       Section 3. The Corporation, in the manner and to the extent provided by applicable law, shall advance to each officer and director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

                                           ARTICLE VIII
                                        DUTIES OF OFFICERS
                                       CHAIRMAN OF THE BOARD
       Section 1. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.

                                             PRESIDENT
       Section 2. The President shall be the Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however, to the regulations of the Board of Directors.

                              The President shall, in the absence of the
Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.

                                          VICE PRESIDENTS
       Section 3. Vice Presidents shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Senior
Vice President shall exercise all the powers and perform all the duties of the
 President until his return, or until such disability shall be removed or until a new President shall have been elected.

                              THE SECRETARY AND ASSISTANT SECRETARIES
       Section 4. The Secretary shall attend all meetings of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these By-Laws provided, may exercise the rights and perform the duties of the Secretary.

       Section 5. The Assistant Secretary, or, if there be more than one Assistant Secretary, then the Assistant
Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.

                              THE TREASURER AND ASSISTANT TREASURERS
       Section 6. The Treasurer shall keep full and correct accounts of the receipts and expenditures of the Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of
 Directors for the faithful performance of his duties.


                              He shall disburse funds of the Corporation as
may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

       Section 7. The Assistant Treasurer, or, if there be more than one Assistant Treasurer, then the Assistant
Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the Board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.

                                            ARTICLE IX
                                    CHECKS, DRAFTS, NOTES, ETC.
       Section 1. All checks shall bear the signature of such person or persons as the Board of Directors may from time to time direct.

       Section 2. All notes and other similar obligations and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.

       Section 3. Any officer of the Corporation or any other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.

                                             ARTICLE X
                                          CORPORATE SEAL
       Section 1. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                            ARTICLE XI
                                             DIVIDENDS
       Section 1. Dividends upon the shares of the capital stock of the Corporation may, subject to the provisions of the Articles of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

       Section 2. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.

                                            ARTICLE XII
                                            FISCAL YEAR
       Section 1. The fiscal year of the Corporation shall be set by action of the Board of Directors.

                                           ARTICLE XIII
                                              NOTICES
       Section 1. Whenever under the provisions of these By-Laws notice is required to be given to any director or stockholder, such notice is deemed given when it is personally delivered, left at the residence or usual place of business of the director or stockholder, or mailed to such director or stockholder at such address as shall appear on the books of the Corporation and such notice, if mailed, shall be deemed to be given at the time it shall be so deposited in the United States mail postage prepaid. In the case of directors, such notice may also be given orally by telephone or by telegraph or cable.

       Section 2. Any notice required to be given under these By-Laws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.

                                            ARTICLE XIV
                                            AMENDMENTS
       Section 1. These By-Laws may be amended, altered or repealed by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereon, or by a majority of the Board of Directors, as the case may be.
                                                            EXHIBIT C




Below is the text of a sample of the Stock Certificate for Sand Hill Portfolio Manager Fund Series of The World Funds, Inc.

CAPITAL STOCK OF                                     CUSIP


                                       THE WORLD FUNDS, INC.
                                 SAND HILL PORTFOLIO MANAGER FUND

                       INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                        This Certifies that


                                          is the owner of
             FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                                   EACH OF THE CAPITAL STOCK OF



THE WORLD FUNDS, INC.         SAND HILL PORTFOLIO MANAGER FUND

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

       This certificate is not valid until countersigned by the Transfer Agent.

       Witness the facsimile signatures of the duly authorized officers of the Corporation

Dated                         Attest                        By



                                      Secretary                Chairman



                                                       EXHIBIT D

                                   INVESTMENT ADVISORY AGREEMENT

       Investment Advisory Agreement (the "Agreement") dated                 ,
1997 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and SAND HILL ADVISERS, INC., a California corporation (the "Advisor") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

       WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

       WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

       1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the SAND HILL PORTFOLIO
MANAGER FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

       2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the
"Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

               The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

               The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

       3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

               It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section
28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

       4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of one percent on the first $100 million of the average daily net assets of the Portfolio and 3/4 of one percent on the Portfolio's average daily net assets over $100 million.

               All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

       5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

               ( 1)   Taxes;

               ( 2) Brokerage fees and commissions with regard to portfolio transactions;

               ( 3) Interest charges, fees and expenses of the custodian of the securities;

               ( 4) Fees and expenses of the Fund's transfer agent and the Administrator;

               ( 5)   Its proportionate share of auditing and legal expenses;

               ( 6) Its proportionate share of the cost of maintenance of corporate existence;

               ( 7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

               ( 8) Its proportionate share of the costs of corporate meetings;

               ( 9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

               (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

               (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

               (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

               (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

               (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

               If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

               It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

       6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

       7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

               Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

       8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

       9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

       10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

       11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Sand Hill" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Advisor waives this requirement in writing.

       12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the
 Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

       13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

       14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:
               (a)    To the Fund at: 1500 Forest Avenue
                                                     Suite 223
                                                     Richmond, VA 23229

               (b)    To the Advisor at:3000 Sand Hill Road
                                            Building Three, Suite 150
                                            Menlo Park, CA 94025-7111


       15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

       16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

       17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     SAND HILL ADVISERS, INC.


                                             BY:
                                                     Gary K. Conway
                                                     President


                                                     THE WORLD FUNDS, INC.


                                             BY:
                                                     John Pasco, III
                                                     Chairman



                                                         EXHIBIT E

                                      DISTRIBUTION AGREEMENT

       DISTRIBUTION AGREEMENT, made this       day of               , 1997,
by and between The World Funds, Inc. a
Maryland corporation (the "Fund") and First Dominion Capital Corporation ("FDCC"), a Virginia corporation.

       WITNESSETH:

1.     DISTRIBUTION SERVICES

       The Fund hereby engages FDCC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of each series of the Fund ("Shares").
In connection therewith, FDCC shall (i) promote the sale of shares, (ii) act as principal underwriter of shares of various series of the Fund, (iii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith FDCC may act as principal or agent for the sale of such shares.

2.     SALE OF FUND SHARES

       Such shares are to be sold only on the following terms:

(a)    All subscriptions, offers, or sales shall be subject to     acceptance
or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify FDCC of the rejection of such offer
       or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.     REGISTRATION OF SHARES

       The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. FDCC may serve as dealer of record to assist the Fund in connection with any such registration or qualification. The Fund acknowledges that FDCC may incur expenses in connection with assisting in the registration or qualification of Fund shares which are sold at net asset value and the Fund will pay or reimburse expenses of FDCC which are incurred in connection with such registration or qualification.

4.     INFORMATION TO BE FURNISHED TO FDCC

       The Fund agrees that it will furnish FDCC with such information with respect to the affairs and accounts of the Fund as FDCC may from time to time reasonably require, and further agrees that FDCC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.     ALLOCATION OF EXPENSES

       During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by FDCC or any investment manager or investment advisor to the Fund. FDCC shall pay advertising and promotional expenses incurred by FDCC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.




6.     COMPENSATION TO FDCC

       It is understood and agreed by the parties hereto that FDCC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.     LIMITATION OF FDCC'S AUTHORITY

       FDCC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, FDCC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect.
Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of FDCC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.     SUBSCRIPTION FOR SHARES - REFUND FOR CANCELED ORDERS

       If FDCC elects to act as a principal, and not as agent, for a sale of Fund shares, FDCC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account.
Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with FDCC by a customer or dealer and subsequently canceled, FDCC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if FDCC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)    the consideration received by the Fund for said shares; or

(b) the net asset value of such shares at the time of cancellation by FDCC.

9.     INDEMNIFICATION OF THE FUND

       FDCC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by FDCC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, FDCC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, FDCC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to FDCC or to FDCC by a director, officer, or employee of the Fund who is not an interested person of FDCC, unless the information so supplied or omitted was available to FDCC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.    FREEDOM TO DEAL WITH THIRD PARTIES

       FDCC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.    EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

       The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

       Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of FDCC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

       This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by FDCC, upon 60 days' written notice to the other party.

       This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment
Company Act of 1940, as amended).

12.    AMENDMENTS TO AGREEMENT

       No material amendment to this Agreement shall be effective until approved by FDCC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of FDCC or any affiliate of FDCC).

13.    NOTICES

       Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

       IN WITNESS WHEREOF, the Fund and FDCC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.



                                                     THE WORLD FUNDS, INC.


                                             By
                                                        John Pasco, III
                                                        Chairman


Attested by






                                      FIRST DOMINION CAPITAL CORP.



                                                     By

                                                        John Pasco, III
                                                        President



Attested by











                                            SCHEDULE A



       FDCC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(c) With respect to any shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such shares and for out-of-pocket costs incurred by FDCC.



                                                 EXHIBIT F
                                     CUSTODY AGREEMENT

       This agreement (the "Agreement") is entered into as of the _____ day of ___________, 1997, by and between The World Funds, Inc., (the "Fund"), an open-end diversified investment business corporation organized under the laws of Maryland and having its office at 1500 Forest Avenue, Suite 223, Richmond, Virginia,
23229 for the benefit of the Sand Hill Portfolio Manager Fund series (the "Series"), and Star Bank, National Association, (the "Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.
       WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Series as required by the Investment Company Act of 1940, as amended (the "Act").
       WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Series' Securities and moneys at any time owned by the Series during the term of this Agreement (the "Series Assets").
       WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.
       THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                            ARTICLE  I
                                            Definitions

       The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:
       Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.
       Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.
       Depository - The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent.
       Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund.
       Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.
       Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.
       Officers - the Chairman, President, Secretary, Treasurer, Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other
Certificate as may be received by the Custodian from time to time.
       Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian not later than the business day immediately following receipt of such Oral Instructions.
       Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.
       Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.
       Written Instructions - communication received in writing by the Custodian from an Authorized Person.

                                            ARTICLE II
                         Documents and Notices to be Furnished by the Fund

       A       The following documents, including any amendments
thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:
       1. A copy of the Articles of Incorporation of the Fund certified by the Secretary.
       2. A copy of the By-Laws of the Fund certified by the Secretary.
       3. A copy of the resolution of the Board of Directors of the Fund appointing the Custodian, certified by the Secretary.
       4.      A copy of the then current Prospectus of the Series.
       5. A Certificate of the President and Secretary of the Fund setting forth the names and signatures of the Officers of the Fund.
       B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.

                                            ARTICLE III
                                      Receipt of Fund Assets

       A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Series Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.
       B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Series Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.
       C. As and when received, the Custodian shall deposit to the account(s) of the Series any and all payments for shares of the Series issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.

                                            ARTICLE IV
                                   Disbursement of Fund Assets

       A. The Fund shall furnish to the Custodian a copy of the resolution of the Board of Directors of the Fund, certified by the Fund's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Series, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Series shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Series shareholders entitled to payment shall be determined, the amount payable per share to Series shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.
               On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Series so that they are available for such payment.
       B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer
Agent from moneys held for the account of the Series so that they are available for such payment.
       C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Series Assets.
The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.
       D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Series Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.
       E. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts to any imprest account maintained for the Series as and when directed from the Series Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.

                                             ARTICLE V
                                      Custody of Fund Assets

       A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund for the assets of the Series, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Series, other than cash maintained by the Fund in a bank account established and used by the Series in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Series may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.
       B. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained at Star Bank, N.A. for the benefit of the Series.
       C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Series shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Series.
       D. With respect to all Securities held for the Series, the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):
       1.      Collect all income due and payable with

               respect to such Securities;
       2. Present for payment and collect amounts payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;
       3.      Surrender Securities in temporary form for definitive
               Securities; and
       4. Execute, as agent, any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.
       E. Upon receipt of a Certificate and not otherwise, the Custodian shall:
               1. Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any Securities may be exercised;
               2. Deliver any Securities in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation, or recapitalization of any corporation, or the exercise of any conversion privilege;
               3. Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;
               4. Make such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and
               5. Deliver any Securities held for the Series to the depository agent for tender or other similar offers.
       F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written Instruction.
       G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.

                                            ARTICLE VI
                                  Purchase and Sale of Securities

       A. Promptly after each purchase of Securities by the Fund for the Series, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the;

               1.     name of the issuer and the title of the
                      Securities,
               2. principal amount purchased and accrued interest, if any,
               3.     date of purchase and settlement,
               4.     purchase price per unit,
               5.     total amount payable, and
               6. name of the person from whom, or the broker through which, the purchase was made.
The Custodian shall, against receipt of Securities purchased by or for the Series, pay out of the Series Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.
       B. Promptly after each sale of Securities by the Fund for the Series, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;
               1.     name of the issuer and the title of the
                      Securities,
               2. principal amount sold and accrued interest, if any,
               3.     date of sale and settlement,
               4.     sale price per unit,
               5.     total amount receivable, and
               6. name of the person to whom, or the broker through which, the sale was made.
The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.
       C. On contractual settlement date, the account of the Series will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made.
Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Series, irrespective of delivery.
       D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.
       E. The Custodian shall, upon receipt of a Written Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of the Series. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:
               1. in accordance with the provision of any agreement among the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a member of the National Association of Securities Dealers (NASD) (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund for the Series;
               2. for purposes of segregating cash or government securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund for the Series;
               3. for the purpose of compliance by the Series with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies; and
               4. for other corporate purposes, only in the case of this clause 4 upon receipt of a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary of the Fund, setting forth the purposes of such segregated account.
       F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Series unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund for the respective Series payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.

                                            ARTICLE VII
                                         Fund Indebtedness

       In connection with any borrowings by the Fund for the Series, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Series on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this
Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.
       The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.



                                           ARTICLE VIII
                                     Concerning the Custodian

       A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Directors, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.
       B. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:
               1. The validity of the issue of any Securities purchased by or for the account of the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;
               2. The legality of the sale of any Securities by or for the account of the Series, or the propriety of the amount for which the same are sold;
               3. The legality of the issue or sale of any shares of the Series, or the sufficiency of the amount to be received therefor;
               4. The legality of the redemption of any shares of the Series, or the propriety of the amount to be paid therefor;
               5. The legality of the declaration or payment of any dividend by the Fund in respect of shares of the Series;
               6. The legality of any borrowing by the Series on behalf of the Fund, using Securities as collateral;
       C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Series from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.
       D. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.
       E. The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board of Directors of the Fund as required by the Act. The Custodian acknowledges that although certain Series Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Series Assets.
       In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Series. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist directors of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.
       F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Series under the provisions of the Articles of Incorporation and the Fund's By-Laws.
       G. The Custodian shall treat all records and other information relating to the Fund and the Series Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.
       H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian from the assets of the Series such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The Custodian shall be entitled to charge against any money held by it for the account of the Series, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees relating to such Series. The expenses which the Custodian may charge against the account of the Series include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.
       I. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, not later than the following business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no greater liability to the Fund for acting upon Oral
Instructions given to the Custodian hereunder concerning such transactions than would arise as to a similar transaction pursuant to a Written Instruction.
       J. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and (ii) preserve for the periods prescribed by applicable
Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.
       K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.
       L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Series and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Series as an investment.
       M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form
N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.
       N. The Fund hereby pledges to and grants the Custodian a security interest in any Series Assets to secure the payment of any liabilities of the Series to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.

                                            ARTICLE  X
                                            Termination

       A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.
       B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.

                                            ARTICLE XI
                                           MISCELLANEOUS
       A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new Appendix
A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.
       B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise;
it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Directors of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.
       C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board of Directors, acting as such Directors for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Maryland, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Directors, Officers, agents or holders of shares, personally, but bind only the Fund.
       D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.
       E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star Bank Center, 425 Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.
       F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229 or at such other place as the Fund may from time to time designate in writing.
       G. This Agreement, with the exception of the Appendices,may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Directors of the Fund.
       H. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.
       I. This Agreement shall be construed in accordance with the laws of the State of Ohio.
       J. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.


                                                     The World Funds, Inc.



ATTEST:                                              By: ______________________
                                                         John Pasco, III
________________________                                 Chairman




                                                     Star Bank, N.A.



ATTEST:                                              By: ________________
                                              Marsha A. Croxton
_________________________                                Vice President



                                            APPENDIX A




       Authorized Persons             Specimen Signatures


Chairman:


Secretary:


Treasurer





Controller:




Adviser Employees:





Transfer Agent/Fund Accountant

Employees:
































                                            APPENDIX  B



The following agents are employed currently by Star Bank, N.A.
for securities processing and control . . .


               The Depository Trust Company (New York)
               7 Hanover Square
               New York, NY  10004

               The Federal Reserve Bank
               Cincinnati and Cleveland Branches

               Bankers Trust Company
               16 Wall Street
               New York, NY  10005
               (For Foreign Securities and certain non-DTC eligible
Securities)
































                                            APPENDIX  C

                                    Standards of Service Guide


















































                                            APPENDIX  D

                                     Schedule of Compensation





                                             EXHIBIT G
                                        FUND SERVICES, INC.

                                     TRANSFER AGENT AGREEMENT


       THIS AGREEMENT, dated             , 1997 between THE WORLD
FUNDS, INC. (the "Fund"), a corporation operating as an open-end investment company under the Investment Company Act of 1940, duly organized and existing under the laws of the State of Maryland, and FUND SERVICES, INC., a corporation organized under the laws of the State of Virginia ("FSI"), provides as follows:
       WHEREAS, FSI has agreed to act as transfer agent for the
purpose of recording the transfer, issuance and redemption of
Shares of the Fund, transferring the Shares of the Fund,
disbursing dividends and other distributions to Shareholders, filing various tax forms, mailing shareholder information and receiving and responding to various shareholder inquiries;
       NOW THEREFORE, for and in consideration of the mutual
covenants and agreements contained herein, the parties do hereby agree as follows:
       SECTION 1. The Fund hereby appoints FSI as its transfer agent and FSI agrees to act in such capacity upon the terms set forth in this Agreement.
       SECTION 2. The Fund shall furnish to FSI a supply of blank Share Certificates of each Series and, from time to time, will renew such supply upon FSI's request.  Blank Share
Certificates shall be signed manually or by facsimile signatures of officers of the Fund and, if required by FSI, shall bear the
Fund's seal or a facsimile thereof.
       SECTION 3. FSI shall make original issues of Shares of each Series in accordance with SECTIONS 13 and 14 below and the
Fund's then current prospectus, upon receipt of (i) Written
Instructions requesting the issuance, (ii) a certified copy of a resolution of the Fund's Board of Directors authorizing the
issuance, (iii) necessary funds for the payment of any original issue tax applicable to such additional Shares, (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the
Securities and Exchange Commission, as required by Rule 24f-2 of the Investment Company Act of 1940, as amended from time to time.
If the opinion described in (iv) above is contingent upon a
filing under such rule, the Fund shall fully indemnify FSI for any liability arising from the failure of the Fund to comply with such rule.
       SECTION 4. Transfers of Shares of each Series shall be registered and, subject to the provisions of SECTION 10, new
Share Certificates shall be issued by FSI upon surrender of
outstanding Share Certificates in the form deemed by FSI to be properly endorsed for transfer, which form shall include (i) all necessary endorsers' signatures guaranteed by a member firm of a national securities exchange or a domestic commercial bank, (ii)
such assurances as FSI may deem necessary to evidence the
genuineness and effectiveness of each endorsement and (iii)
satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes.  FSI shall take reasonable measures as instructed by the Fund and agreed upon by
FSI to enable the Fund to identify proposed transfers that, if effected, will likely cause the Fund to fall within the Internal
Revenue Code definitions  of a personal holding company and shall not make such transfers contrary to the Fund's instructions
without the prior written approval of the Fund and its counsel.
       SECTION 5. FSI shall forward Share Certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious.  While in transit to the addressee, all deliveries of Share Certificates shall be insured by FSI as it deems appropriate.  FSI shall not mail Share Certificates in "negotiable" form, unless requested in writing by the Fund and fully indemnified by the Fund to FSI's satisfaction.
       SECTION 6. In registering transfers of Shares of each Series, FSI may rely upon the Uniform Commercial Code or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring
complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry, or (iv) refusing registration whenever an
adverse claim requires such refusal.
       SECTION 7. FSI may issue new Share Certificates in place of those lost, destroyed or stolen, upon receiving indemnity satisfactory to FSI and may issue new Share Certificates in
exchange for, and upon surrender of, mutilated Share Certificates as FSI deems appropriate.
       SECTION 8. Unless otherwise directed by the Fund, FSI may issue or register Share Certificates reflecting the signature, or facsimile thereof, of an officer who has died, resigned or been removed by the Fund.  The Fund shall file
promptly with FSI any approvals, adoptions, or ratifications of such actions as may be required by law or FSI.
       SECTION 9. FSI shall maintain customary stock registry records for each Series in the Fund, noting the issuance, transfer or redemption of Shares and the issuance and transfer of
Share Certificates.  FSI may also maintain for each Series an account entitled "Unissued Certificate Account," in which it will record the Shares, and fractions thereof, issued and outstanding from time to time for which issuance of Share Certificates has not been requested.  FSI is authorized to keep records for each
Series, containing the names and last known addresses of
Shareholders and Planholders, and the number of Shares, and
fractions thereof, from time to time owned by them for which no
Share Certificates are outstanding.  Each Shareholder or
Planholder will be assigned a single account number for each
Series, even though Shares held under each Plan and Shares for which Certificates have been issued will be accounted for
separately.  Whenever a Shareholder deposits Shares represented by Share Certificates in a Plan that permits the deposit of
Shares thereunder, FSI upon receipt of the Share Certificates registered in the name of the Shareholder (or if not registered, in proper form for transfer), shall cancel such Share
Certificates, debit the Shareholder's individual account, credit the Shares to the Unissued Share Certificate Account pursuant to
SECTION 10 below and credit the deposited Shares to the proper
Plan account.
       SECTION 10. FSI shall issue Share Certificates for Shares of each Series only upon receipt of a written request from a
Shareholder.  If Shares are purchased without such request, FSI shall merely note on its stock registry records the issuance of the Shares and fractions thereof and credit the Unissued
Certificate Account and the respective Shareholders' accounts with the Shares.  Whenever Shares, and fractions thereof, owned by Shareholders are surrendered for redemption, FSI may process the transactions by making appropriate entries in the stock
transfer records, and debiting the Unissued Certificate Account and the record of issued Shares outstanding; it shall be
unnecessary for FSI to reissue Share Certificates in the name of the Fund.
       SECTION 11. FSI shall also perform the usual duties and functions required of a stock transfer agent for a corporation, including but not limited to (i) issuing Share Certificates as
Treasury Shares, as directed by Written Instructions, and (ii)
transferring Share Certificates from one Shareholder to another in the usual manner.  FSI may rely conclusively and act without further investigation upon any list, instruction, certification, authorization, Share Certificate or other instrument or paper reasonably believed by it in good faith to be genuine and
unaltered, and to have been signed, countersigned or executed or authorized by a duly-authorized person or persons, or by the
Fund, upon the advice of counsel for the Fund or for FSI, or upon the net asset value quotation of the Service Agent, as
hereinafter defined.  FSI may record any transfer of Share
Certificates which it reasonably believes in good faith to have been duly-authorized, or may refuse to record any transfer of
Share Certificates if, in good faith, it deems such refusal
necessary in order to avoid any liability on the part of either the Fund or FSI.  The Fund agrees to indemnify and hold harmless
FSI from and against any and all losses, costs, claims, and
liability that it may suffer or incur by reason of such good faith reliance, action or failure to act.
       SECTION 12. FSI shall notify the Fund of any request or demand for the inspection of the Fund's share records. FSI shall abide by the Fund's instructions for granting or denying the inspection; provided, however, FSI may grant the inspection
without such instructions if it is advised by its counsel that failure to do so will result in liability to FSI.
       SECTION 13. For purposes of this Section, the Fund hereby instructs FSI to consider Shareholder and Planholder payments as federal funds on the day indicated below:
       (a)     for a wire received prior to 12:00 noon Eastern time,
               on the same day;
       (b)     for a wire received on or after 12:00 noon Eastern
               time, on the next business day;
       (c)     for a check received prior to 12:00 noon Eastern time,
               on the second business day following receipt; and
       (d)     for a check received on or after 12:00 noon Eastern
               time, on the third business day following receipt. Immediately after 4:00 p.m. Eastern time or such other time as the Fund may reasonably specify for any Series (the "Valuation
Time") on each day that the Fund and FSI are open for business,
FSI shall obtain from the Fund's service agent, as specified by the Fund in writing to FSI (the "Service Agent"), a quotation (on which it may conclusively rely) of the net asset value,
determined as of the Valuation Time on that day.  On each day FSI is open for business, it shall use the net asset value determined by the Service Agent to compute the number of Shares and
fractional Shares to be purchased and the aggregate purchase proceeds to be deposited with the Custodian.  As necessary but no more frequently than daily (unless a more frequent basis is
agreed to by FSI), FSI shall place a purchase order with the
Custodian for the proper number of Shares and fractional Shares to be purchased and promptly thereafter shall send written
confirmation of such purchase to the Custodian and the Fund.
       SECTION 14.            Having made the calculations required by
SECTION 13, FSI shall thereupon pay the Custodian the aggregate net asset value of Shares of each Series purchased.  The
aggregate number of Shares and fractional Shares purchased shall then be issued daily and credited by FSI to the Unissued
Certificate Account.  FSI shall also credit each Shareholder's separate account with the number of shares purchased by such
Shareholder.  FSI shall promptly thereafter mail written
confirmation of the purchase to each Shareholder or Planholder, and if requested, to a specified broker-dealer and the Fund.
Each confirmation shall indicate the prior Share balance, the new
Share balance, the Shares held under a Plan (if any), the Shares for which Share Certificates are outstanding (if any), the amount invested and the price paid for the newly-purchased Shares.
       SECTION 15. Prior to the Valuation Time on each business day, as specified in accordance with SECTION 13 above, FSI shall process all requests to redeem Shares of each Series and advise the Custodian of (i) the total number of Shares of each Series available for redemption and (ii) the number of Shares and
fractional Shares of each Series requested to be redeemed. Upon confirmation of the net asset value, FSI shall notify the Fund and the Custodian of the redemption, apply the redemption
proceeds in accordance with SECTION 16 and the Fund's prospectus, record the redemption in the stock registry books, and debit the redeemed Shares from the Unissued Certificate Account and the individual account of the Shareholder or Planholder.
       In lieu of carrying out the redemption procedures described in the preceding paragraph, FSI may, at the request of the Fund, sell Shares of each Series to the Fund as repurchases from
Shareholders and/or Planholders, provided that the sales price is not less than the applicable redemption price.  The redemption procedures shall then be appropriately modified.
       SECTION 16. The proceeds of redemption shall be remitted by FSI in accordance with the Fund's then current prospectus as follows:
       (a)  By check mailed to the Shareholder or Planholder at his last known address.  The request and stock certificates, if any, for Shares being redeemed must reflect a guarantee of the owner's signature by a domestic commercial bank or trust company or a member firm of a national securities exchange.  If Share
Certificates have not been issued to the redeeming Shareholder or Planholder, the signature of the Shareholder or Planholder on the redemption request must be similarly guaranteed. The Fund may authorize FSI in writing to waive the signature guarantee for any specific transaction or classes of transactions;
       (b)  By wire to a designated bank or broker upon telephone request, without signature guarantee, if such redemption
procedure has been elected on the Shareholder's or Planholder's account information form.  Any change in the designated bank or broker account will be acted upon by FSI only if made in writing by the Planholder or Shareholder, with signature guaranteed as required by paragraph (a) above;
       (c)  In case of an expedited telephone redemption, by check payable to the Shareholder or Planholder of record and mailed for deposit to the bank account designated in the Shareholder account information form;
       (d)  By other procedures commonly followed by mutual funds, as set forth in Written Instructions from the Fund and mutually agreed upon by the Fund and FSI.
       For purposes of redemption of shares of any Series that have been purchased by check within fifteen (15) days prior to receipt of the redemption request, the Fund shall provide FSI with
Written Instructions concerning the time within which such
requests may be honored.
       The authority of FSI to perform its responsibilities under
SECTIONS 15 and 16 shall be suspended if FSI receives notice of the suspension of the determination of the Fund's net asset
value.
       SECTION 17. Upon the declaration of each dividend and each capital gains distribution by the Fund's Board of Directors, the Fund shall notify FSI of the date of such declaration, the amount payable per share, the record date for determining the
Shareholders entitled to payment, the payment and the
reinvestment date price.
       SECTION 18. On or before each payment date the Fund will transfer, or cause the Custodian to transfer, to FSI the total amount of the dividend or distribution currently payable.  FSI will, on the designated payment date, reinvest all dividends in additional shares and shall thereupon pay the Custodian the
aggregate net asset value of the additional shares and shall promptly mail to each Shareholder or Planholder at his last known address, a statement showing the number of full and fractional shares (rounded to three decimal places) then owned by the
Shareholder or Planholder and the net asset value of such shares;
provided, however, that if a Shareholder or Planholder elects to receive dividends in cash, FSI shall prepare a check in the
appropriate amount and mail it to him at his last known address within five (5) business days after the designated payment date.
       SECTION 19. FSI shall maintain records regarding the issuance and redemption of Shares of each Series and dividend reinvestments. Such records will list the transactions effected for each Shareholder and Planholder and the number of Shares and fractional Shares owned by each for which no Share Certificates are outstanding.  FSI agrees to make available upon request and to preserve for the periods prescribed in Rule 31a-2 of the
Investment Company Act of 1940 any records related to services provided under this Agreement and required to be maintained by
Rule 31a-1 of such Act.  FSI acknowledges that these records are the property of the Fund and will surrender same to the Fund promptly on request.
       SECTION 20. FSI shall maintain those records necessary to enable the Fund to file, in a timely manner, Form N-SAR (Semi-
annual report) or any successor monthly, quarterly or annual report required by the Investment Company Act of 1940, or rules and regulations thereunder.
       SECTION 21. FSI shall cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to such accountants for the performance of their duties.
       SECTION 22. In addition to the services described above, FSI will perform other services for the Fund as mutually agreed upon in writing from time to time, including but not limited to preparing and filing federal tax forms with the Internal Revenue
Service, mailing federal tax information to Shareholders, mailing semi-annual Shareholder reports, preparing the annual list of
Shareholders and mailing notices of Shareholders' meetings,
proxies and proxy statements.  FSI shall answer Shareholder
inquiries related to their share accounts and other
correspondence requiring an answer from the Fund.  FSI shall maintain dated copies of written communications from
Shareholders, and replies thereto.
       SECTION 23. Nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any holiday, weekend or
weekday on which day FSI or the New York Stock Exchange is
closed.  Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the New York Stock Exchange and FSI are open, unless otherwise required by law; provided, however, that all purchase or redemption requests received by the Fund for a date on which the Exchange is open but FSI is not shall be priced and executed "as of" such date on the next business day FSI is open, unless otherwise required by law.
       SECTION 24. The Fund agrees to pay FSI compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in written amendments to such Schedule
approved by the Fund and FSI from time to time.
       SECTION 25. FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Fund, or any Plan thereof, Shareholder or Planholder, excluding taxes assessed against FSI for compensation received by it hereunder.
       SECTION 26. FSI shall not be liable for any non-negligent action taken in good faith and reasonably believed by FSI to be within the powers conferred upon it by this Agreement.  The Fund shall indemnify FSI and hold it harmless from and against any and all losses, claims, damages, liabilities or expenses (including reasonable expenses for legal counsel) arising directly or
indirectly out of or in connection with this Agreement; provided such loss, claim, damage, liability or expense is not the direct result of FSI's negligence or willful misconduct, and provided further that FSI shall give the Fund notice and reasonable
opportunity to defend any such loss, claim, etc. in the name of the Fund or FSI, or both.  Without limiting the foregoing:
       (a)  FSI may rely upon the advice of the Fund or counsel to the Fund or FSI, and upon statements of accountants, brokers and other persons believed by FSI in good faith to be experts in the matters upon which they are consulted.  FSI shall not be liable for any action taken in good faith reliance upon such advice or statements;
       (b)  FSI shall not be liable for any action reasonably taken in good faith reliance upon any Written Instructions, Oral
Instructions, including the Service Agent's net asset value
quotation, or certified copy of any resolution of the Fund's
Board of Directors; provided, however, that upon receipt of a
Written Instruction countermanding a prior Written or Oral
Instruction that has not been fully executed by FSI, FSI shall verify the content of the second Written Instruction and honor it, to the extend possible.  FSI may rely upon the genuineness of any such document, or copy thereof, reasonably believed by FSI in good faith to have been validly executed; and
       (c)  FSI may rely, and shall be protected by the Fund in
acting upon any signature, instruction, request, letter of
transmittal, certificate, opinion of counsel, statement,
instrument, report, notice, consent, order, or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the purchaser, Fund or other proper party or parties.
       (d)  The Fund shall, as soon as possible, amend its
prospectus to conform with the provisions of this Agreement and make all necessary filings of the amended prospectus, and shall indemnify FSI for any loss, claim or expense resulting from FSI's reliance upon the Fund's representations in this Agreement,
notwithstanding a contrary representation in its prospectus.
       SECTION 27. Upon receipt of Written Instructions, FSI is authorized to make payment upon redemption of Shares without a signature guarantee.  The Fund hereby agrees to indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, action, demands or losses whatsoever arising out of or in connection with a payment by FSI for redemption of
Shares without a signature guarantee.  Upon the request of FSI, the Fund shall assume the entire defense of any such action, suit or claim.  FSI shall notify the Fund in a timely manner of any such action, suit or claim.
       SECTION 28. The Fund shall deliver or cause to be delivered over to FSI (i) an accurate list of Shareholders of the
Fund, showing each Shareholder's last known address, number of
Shares owned and whether such shares are represented by
outstanding Share Certificates or by non-certificated share
accounts, (ii) all records relating to Plans of the Fund,
including original applications signed by the Planholders and original plan accounts recording payment, deductions,
reinvestments, withdrawals and liquidations and (iii) all
shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by
FSI under this Agreement (collectively referred to as the
"Materials").  The Fund shall indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses arising out of or in connection with any error, omission, inaccuracy or other deficiency of such
Materials, or out of the failure of the Fund to provide any
portion of the Materials or to provide any information needed by
FSI to knowledgeably perform its functions.
       SECTION 29. FSI shall, at all times, act in good faith and shall use whatever methods it deems appropriate to ensure the accuracy of all services performed under this Agreement.  FSI shall be liable only for loss or damage due to errors caused by
FSI's negligence, bad faith or willful misconduct or that of its employees.
       SECTION 30. This Agreement may be amended from time to time by a written supplemental agreement executed by the Fund and
FSI and without notice to or approval of the Shareholders or
Planholders; provided the intent and purposes of any Plan, as stated from time to time in the Fund's prospectus, are observed.
The parties hereto may adopt procedures as may be appropriate or practical under the circumstances, and FSI may conclusively rely on the determination of the Fund that any procedure that has been approved by the Fund does not conflict with or violate any
requirement of its Articles of Incorporation, By-Laws or
prospectus, or any rule, regulation or requirement of any
regulatory body.
       SECTION 31. The Fund shall file with FSI a certified copy of the operative resolution of its Board of Directors authorizing the execution of Written Instructions or the transmittal of Oral
Instructions.
       SECTION 32. The terms, as defined in this Section, whenever used in this Agreement or in any amendment or supplement hereto, shall have the meanings specified below, insofar as the context will allow:
       (a)  The Fund:  The term Fund shall mean The World Funds,
Inc.
       (b)  Custodian:  The term Custodian shall mean Star Bank, NA
       (c)  Series:  The term Series shall mean The Sand Hill
Portfolio Managers Fund and any series that the Fund shall
subsequently establish.
       (d)  Securities:  The term Securities shall mean bonds,
debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by the
Fund.
       (e)  Share Certificates:  The term Share Certificates shall mean the stock certificates for the Shares of the Fund.
       (f)  Shareholders:  The term Shareholders shall mean the
registered owners from time to time of the Shares of the Fund, as reflected on the stock registry records of the Fund.
       (g)  Shares:  The term Shares shall mean the issued and
outstanding shares of common stock of the Fund.
       (h)  Oral Instructions:  The term Oral Instructions shall
mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, by a person or person reasonably believed in good faith by FSI to be a person or person authorized by a resolution of the Board of
Directors of the Fund to give Oral Instructions on behalf of the
Fund.  Each Oral Instruction shall specify whether it is
applicable to the entire Fund or a specific Series of the Fund.
       (i)  Written Instructions:  The term Written Instructions
shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in
original writing containing original signatures, or a copy of such document transmitted by telecopy, including transmission of such signature, or other mechanical or documentary means, at the request of a person or persons reasonably believed in good faith by FSI to be a person or persons authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.  Each Written Instruction shall specify whether it is applicable to the entire Fund or a specific Series of the Fund.
       (j)  Plan:  The term Plan shall include such investment
plan, dividends or capital gains reinvestment plans, systematic withdrawal plans or other types of plans set forth in the then current prospectus of the Fund (excluding any qualified
retirement plan that is a Shareholder of the Fund) in form
acceptable to FSI, adopted by the Fund from time to time and made available to its Shareholders, including plans or accounts by self-employed individuals or partnerships.
       (k)  Planholder:  The term Planholder shall mean a
Shareholder who, at the time of reference, is participating in a
Plan, including any underwriter, representative or broker-dealer.
       SECTION 33. In the event that any check or other order for the payment of money is returned unpaid for any reason, FSI shall promptly notify the Fund of the non-payment.
       SECTION 34. Either party may give sixty (60) days written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.
       SECTION 35. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-
class mail, postage prepaid, to the respective parties.
       Notice to the Fund shall be given as follows until further notice:
               THE WORLD FUNDS, INC.
               1500 Forest Avenue, Suite 223
               Richmond, Virginia  23229
               Attention:  Mr. John Pasco, III, Chairman
       Notice to FSI shall be given as follows until further
notice:
               FUND SERVICES, INC.
               1500 Forest Avenue, Suite 111
               Richmond, Virginia  23229
               Attention:  Mr. William R. Carmichael, Jr., President
       SECTION 36. The Fund represents and warrants to FSI that the execution and delivery of this Transfer Agent Agreement by the undersigned officer of the Fund has been duly and validly authorized by resolution of the Fund's Board of Directors. FSI represents and warrants to the Fund that the execution and delivery of this Agreement by the undersigned officer of FSI has also been duly and validly authorized.
       SECTION 37. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original.
       SECTION 38. This Agreement shall extend to and shall bind the parties hereto and their respective successors and assigns;
provided, however, that this Agreement shall not be assignable by the Fund without the written consent of FSI or by FSI without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Directors.
       SECTION 39. This Agreement shall be governed by the laws of the State of Virginia.












       WITNESS the following signatures:





                                             THE WORLD FUNDS, INC.

                                             By:

                                             Title:

                                             Date:









                                             FUND SERVICES, INC.

                                             By:
                                             Title:

                                             Date:







































    ATTACHMENT A





                                           FEE SCHEDULE

  I.  Account Maintenance Fees - Per Fund:

                      0 - 5,000 Accounts - $11.00 per account per year
                5,001 - 15,000 Accounts - $10.00 per account per year
                 Over   15,000 Accounts - $ 9.50 per account per year

               Applicable fees billed monthly at 1/12 the annual rate for each month the account is open. Accounts in each fund that exceeds minimum billing will be aggregated to determine pricing break points.

 II.  Transaction/Processing Fees:
                              Open New Account - $2.50
              Partial or Total Redemption - $2.50
      Tax Statement or other Transaction - $1.00
                         Addition to Account - $1.00
                       Dividend/Distribution - $1.00
                      (In excess of two per year)
                      (Plus statement charges)

                      Fees incurred will be billed monthly

III.   Other Specified Charges:

               Blue Sky Reports (Under 1,000 S/H) - $10.00
               Blue Sky Reports (Under 5,000 S/H) - $15.00
               Blue Sky Reports (Over  5,000 S/H) - $25.00
               Shareholder List (Under 2,500 S/H) - $15.00
               Shareholder List (Over  2,500 S/H) - $25.00

 IV.  Minimum Fee:

               The minimum annual fee is $16,500.00 per fund and is
               payable at the rate $1,375.00 per month.  The minimum
covers                account maintenance fees and regular
purchase/redemption                          transaction fees only.  Any new
funds started by The World Funds,                           Inc., will receive a
reduced minimum of $12,000.00 for the first twelve months of operation.

  V.  Conversion Fees:

               Conversion Fees for acquired funds will be billed at
the new               account rate per account converted plus
programming and out of                       pocket costs.

  V.  Out of Pocket Costs:

               The cost of forms, postage, stationery, outside mailing services, microfilm or magnetic tape data transfer etc. will be in addition to the fees listed above.





                                                A-1











                                  ATTACHMENT A


 VI.  Term of Agreement

Notwithstanding the Notice of Termination provisions of
SECTION 34 of the Basic Agreement, the Initial term of this contract will be 24 months from the date of execution. The above fees are guaranteed for the initial term. This contract may be extended beyond such initial term upon mutual agreement of the Funds and FSI.

                                                               EXHIBIT H


                                 ADMINISTRATIVE SERVICES AGREEMENT

   Administrative Services Agreement (the "Agreement") dated
             , 1997, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

   WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the SAND HILL PORTFOLIO MANAGER FUND series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, Sand Hill Advisers, Inc. (the "Advisor"); and

   WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

   NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

   Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

   Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

   Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

   It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

   CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.
   Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

   CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

   Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

   Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

   Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

   Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

   Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

   CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

   The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

   Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

   Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

   Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

   Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

   Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

   Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

   Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

   Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

   Section 15.  For purposes of this Agreement, the terms Oral
Instructions and Written Instructions shall mean:

   Oral Instructions:             The term Oral Instruction shall mean an
authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral
Instructions on behalf of the Fund.

   Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

   The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

   Section 16. This Agreement shall be governed by the laws of the State of Maryland.












   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.





                                  THE WORLD FUNDS, INC.


                                  By:
                                      John Pasco, III
                                   Chairman








                                  COMMONWEALTH SHAREHOLDER SERVICES, INC.


                                  By:
                                      John Pasco, III
                                      President














































                                           SCHEDULE A TO

                                 ADMINISTRATIVE SERVICES AGREEMENT

                                          BY AND BETWEEN

                                     THE WORLD FUNDS, INC. AND

                              COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                              FOR THE

                                 SAND HILL PORTFOLIO MANAGER FUND



   Pursuant to Section 9 of the Administrative Services
Agreement, dated                , 1997, by and between The World
Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the Sand Hill Portfolio Manager Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets of the Sand Hill Portfolio Manager Fund series of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                               EXHIBIT I


                                 FUND ACCOUNTING SERVICE AGREEMENT


   This agreement (the "Agreement") is entered into as of the
       day of               , 1997 by and between The World
Funds, Inc., (the "Fund"), an open-end diversified investment business corporation organized under the laws of Maryland and having its office at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229, for the benefit of the Sand Hill Portfolio Manager Fund series (the "Series") and Star Bank, National Association, (the "Star Bank"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.
   WHEREAS, the Fund desires to appoint Star Bank as an Accounting Services Agent to maintain and keep current the books, accounts, records, journals or other records of original entry relating to the business of the Series as set forth in this Agreement; and
   WHEREAS, the Fund will cause to be provided certain information to Star Bank as set forth below:
   NOW, THEREFORE, in consideration of the premises and mutual covenants hereafter contained, the parties hereto agree as follows:

Section 1.        DEFINITIONS
   For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:
(a) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to Star Bank in person or by telephone, telegram, telecopy or other mechanical or documentary means lacking an original signature, by a person or persons believed in good faith by Star Bank to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.
(b) Written Instructions: The term Written Instructions shall mean an authorization, instruction, approval, item or set of data or information of any kind transmitted to Star Bank bearing an original signature of an authorized person, or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by Star Bank to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions of behalf of the Fund.
(c) The Fund shall file with Star Bank a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 2.        SCOPE OF DUTIES OF STAR BANK
(a) Upon receipt of the necessary information from the Fund or its agents by Written or Oral Instructions, Star Bank shall maintain and keep current the following Accounts and Records relating to the business of the Series, in such form as may be mutually agreed to between the Fund and Star Bank, and as may be required by the Investment Company Act of 1940 (the "Act"):
   (1)     Cash Receipts Journal
   (2)     Cash Disbursements Journal
   (3)     Dividends Paid and Payable Schedule
   (4)     Purchase and Sales Journals - Portfolio Securities
   (5)     Subscription and Redemption Journals
   (6)     Security Ledgers - Transaction Report and Tax Lot Report
   (7)     Broker Ledger - Commission Report
   (8)     Daily Expense Accruals
   (9)     Daily Interest Accruals
   (10)    Daily Trial Balance
   (11)    Portfolio Interest Receivable and Income Journal
    (12) Listing of Portfolio Holdings showing cost, market value and percentage of portfolio comprised of each security.

(b) Star Bank shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.



Section 3.         LIMITATION OF LIABILITY OF STAR BANK
(a) Unless necessary information to perform the above functions is furnished by Written or Oral Instructions to Star Bank in a timely manner to enable the daily calculation of the Fund's net asset value at the time set by the Fund pursuant to Rule 22c-1 under the Act, Star Bank shall incur no liability, and the Fund shall indemnify and hold harmless Star Bank from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by Star Bank and used in such calculations and any subsequent information received from the Fund or any of its designated Agents.
(b) Star Bank may rely upon the advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, brokers and other persons reasonably believed by it in good faith to be expert in the matters upon which they are consulted and for any actions reasonably taken in good faith reliance upon such statements and without negligence or willful misconduct, Star Bank shall not be liable to anyone.

Section 4.        REPORTS
(a) The Fund shall provide to Star Bank on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to Star Bank during the preceding quarter was true, complete and correct in all material respects. Star Bank shall not be responsible for the accuracy of any information furnished to it by the Fund or its authorized agents, and the Fund shall hold Star Bank harmless in regard to any liability incurred by reason of the inaccuracy of such information.
(b) Whenever, in the course of performing its duties under this Agreement, Star Bank determines, on the basis of information supplied to Star Bank by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, Star Bank shall promptly notify the Fund and its counsel of such violation.

Section 5.        PRICING
(a) Star Bank shall perform ministerial calculations necessary to calculate the Fund's net asset value daily, in accordance with the Fund's current prospectus and utilizing the information described in this Section.
(b) Portfolio investments for which market value is to be determined by the use of an automated financial service (a "Pricing Service") approved by the Fund shall be valued based on the prices of the portfolio investment reported by such Pricing Service except where the Fund has given or caused to be given specific Written or Oral Instructions to utilize a different value. Notwithstanding any information obtained from a Pricing Service, all portfolio securities shall be given such values as the Fund shall direct by Written or Oral Instructions, including all restricted securities and other securities requiring valuation not readily ascertainable solely by the use of such a Pricing Service.
(c) Star Bank shall have no responsibility or liability for the accuracy of prices quoted by any recognized Pricing Service used by it pursuant to the preceding paragraph; for the accuracy of the information supplied by the Fund; or for any loss, liability, damage, or cost arising out of any inaccuracy of such data, unless Star Bank is itself negligent with respect thereto.


Section 6.        RELIANCE UPON INSTRUCTIONS
(a) For all purposes under this Agreement, Star Bank is authorized to act upon receipt of the first of any Written or Oral Instructions it receives from the Fund or authorized agents of the Fund. In cases where the first instruction is an Oral Instruction that is not in the form of a document or written record, a confirmatory Written Instruction or Oral Instruction in the form of a document or written record shall be delivered, and in cases where Star Bank receives an Instruction, whether Written or Oral, to enter a portfolio transaction on the records, the Fund shall cause the broker-dealer to send a written confirmation to Star Bank.
(b) Star Bank shall be entitled to rely on the first Instruction received by it, and for any act or omission undertaken in compliance therewith shall be free of liability and fully indemnified and held harmless by the Fund. If additional Instructions are received by the bank prior to complying with the original Instruction, the sole obligation of Star Bank with respect to any follow-up or confirmatory Written Instruction, Oral Instruction in documentary or written form, or broker-dealer written confirmation shall be to make reasonable efforts to detect any such discrepancy between the original Instruction and such confirmation and to report such discrepancy to the Fund.
The Fund shall be responsible, at the Fund's expense, for taking any action, including any reprocessing, necessary to correct any discrepancy or error.

Section 7.        OWNERSHIP OF AND ACCESS TO FUND RECORDS
(a) It is agreed that the Accounts and Records maintained by Star Bank for the Fund are the property of the Fund, and shall be made available to the Fund promptly upon request and shall be maintained for the periods prescribed in Rule 31(a)-2 under the Act.
(b) Star Bank shall assist the Fund's independent auditors or, upon lawful demand, any authorized regulatory body, in any authorized inspection or review of the Fund's Accounts and Records.

Section 8.        PROCEDURES AND COMPLIANCE
   Star Bank and the Fund may from time to time adopt such procedures as they agree upon in writing, and Star Bank may conclusively assume that any procedure approved or directed by the Fund does not conflict with or violate any requirements of its Prospectus, Articles of Incorporation, By-Laws, or any rule or regulation of any regulatory body or governmental agency. The Fund shall be responsible for notifying Star Bank of any changes in regulations or rules which might necessitate changes in Star Bank's procedures, and for working out such changes with Star Bank.

Section 9.                COMPENSATION
   In consideration of the services to be performed by Star Bank, the Fund agrees to pay Star Bank the fees and reimbursement of out-of-pocket expenses as set forth in the fee schedule attached hereto as Schedule A.

Section 10.       HOLIDAYS
   Nothing contained in this Agreement is intended to or shall require Star Bank, in any capacity hereunder, to perform any functions or duties on any holiday, day of special observance or any other day on which the Custodian or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed, and as of, the next succeeding business day on which both the New York Stock Exchange and the Custodian are open. Not withstanding the foregoing, Star Bank shall compute the net asset value of the Fund on each day required pursuant to Rule 22c-1 promulgated under the Act.

Section 11.       AGENTS
   Star Bank reserves the right to appoint, in its sole discretion, agents who may serve as accounting service agents, or perform any part of the duties and responsibilities of Star Bank under this Agreement.

Section 12.       TERMINATION
   Either Party hereto may give written notice to the other party (the "Termination Notice") of the termination of this Agreement. Such Termination Notice shall state a date upon which the termination is effective (the "Termination Date"), which shall be not less than sixty (60) days after the date of the giving of the notice unless otherwise agreed by the parties hereto in writing.

Section 13.       NOTICE
   Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first class mail, postage prepaid to the respective parties as follows:

   If to the Fund:
           The World Funds, Inc.
           1500 Forest Avenue, Suite 223
           Richmond, VA 23229

   If to Star Bank:
           Star Bank, N.A.
           425 Walnut Street ML 6118
           Cincinnati, OH 45202

Section 14.       AMENDMENTS TO BE IN WRITING
   This Agreement may be amended from time to time by a writing executed by the Fund and Star Bank. The compensation stated in Schedule A attached hereto may be adjusted from time to time by the execution of a new schedule signed by both of the parties.

Section 15.                CONTROLLING LAW
   This Agreement shall be construed in accordance with the laws of the State of Ohio.

Section 16.       JURISDICTION
   Any legal action, suit or proceeding to be instituted by either party with respect to this Agreement shall be brought by such party exclusively in the courts of the State of Ohio or in courts of the United States for the Southern District of Ohio, and each party, by its execution of this Agreement, irrevocably
(i) submits to such jurisdiction and (ii) consents to the service of any process or pleadings by first class U.S. mail, postage prepaid and return receipt requested, or by any other means from time to time authorized by the laws of such jurisdiction.

Section 17.       COUNTERPARTS
   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Section 18.               HEADINGS
   The headings of paragraphs in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.




   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.




                                         The World Funds, Inc.


ATTEST:
                                         By: ___________________________
______________________                                      John Pasco III

                                         Title:         Chairman



                                         Star Bank, N.A.


ATTEST:
                                         By: ____________________________
____________________                                 Marsha A. Croxton

                                         Title:         Vice President



























                                            SCHEDULE A

1. Domestic and ADR Securities Annual Basic Fee per portfolio (1/12 payable monthly)

           $12,000 Minimum up to $5 Million Average Net Assets $18,000 Minimum up to $10 Million Average Net Assets $24,000 Minimum up to $25 Million Average Net Assets .0002 on Next $75 Million of Average Net Assets

           Should total assets exceed $100 Million/Fund the fee schedule will be renegotiated.

2. Should the Series security trading activity exceed an average of 100 trades per month per portfolio, and additional fee of $2.50 will be charged per trade.

                                                               EXHIBIT J



                                      FUND EXPENSE AGREEMENT


   Agreement dated                 , 1997.


           WHEREAS, The World Funds, Inc. (the "Fund") is a registered investment company which is obligated to pay from its assets the just and proper debts of the Fund, and

           WHEREAS, Commonwealth Shareholder Services, Inc. ("CSS") serves as Administrator for the Fund, and

           WHEREAS, as Administrator for the Fund, CSS is charged with arranging for the payment by the Fund of the Fund's just and proper debts, and

           WHEREAS, the Fund and CSS wish to provide for the efficient and economical payment of the debts of the Fund, and

           WHEREAS, the Fund and CSS wish to revise the procedures for the lawful and efficient payment of the Fund's debts,

   NOW THEREFORE, in furtherance of the Administrative Agreements currently in effect between the Fund and CSS, the Fund and CSS, for good and valid consideration, and intending to be legally bound, have entered into this Agreement (the "Agreement") that:

1. CSS shall arrange for the payment on behalf of the Fund of the debts of the Fund. In connection therewith:

   1.1 CSS may require and direct the Fund or any duly authorized custodian of, or agent acting for, the Fund to deliver a check or draft payable by or from the assets of the Fund, or otherwise transfer monies, to make payment of any debt of the Fund.

   1.2 CSS may elect to advance monies for the purpose of making any payment of a debt of the Fund, subject to the right of CSS promptly to be made whole for such advance.

   1.3 Any payment made by or at the instance of CSS under this paragraph shall only be effected as and when the payment of the debt in question has been authorized by, and duly approved in accordance with, procedures set and approved by the Board of Directors of the Fund.

   1.4 Subject to written modification by agreement of the Fund and CSS, CSS shall arrange for payment of the debts of the Fund twice each calendar month, or more frequently as the Fund's payment needs may dictate.

   1.5 CSS shall deliver to the Fund's custodian a schedule of such payments by CSS of debts of the Fund (a "Certification"), indicating whether such payment has been made from assets of the Fund, or from amounts advanced by CSS. Each Certification shall set forth a written breakdown of the expense category of each item for which payment has been made, and for which reimbursement is requested by such certification, indicating the form of payment thereof.

2. Upon receipt of a Certification from CSS, the Fund shall promptly reimburse CSS for amounts advanced by CSS for the payment of the just debts of the Fund. Such reimbursement shall be made by a wire or comparable transfer of monies from the Fund to CSS, such transfer in good funds to be effective five business days following the payment of the expenses for such Certification.










   IN WITNESS WHEREOF, the undersigned, each being duly authorized, has executed this Agreement on the date first set forth above:





                                  THE WORLD FUNDS, INC.


                                  By:    __________________________________
                                         John Pasco, III
                                         Chairman





                                  COMMONWEALTH SHAREHOLDER SERVICES, INC.


                                  By:    ___________________________________
                                         John Pasco, III
                                         President

                                                               EXHIBIT K






                        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



   We consent to the use of our reports each dated January 17, 1997 on the financial statements and financial highlights of Sand Hill Portfolio Manager, a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 1996 Annual Reports to Shareholders which are incorporated by reference in the Prospectus filed in the Registration Statement on Form N-1A of World Funds, Inc. We also consent to the references to our Firm in such Registration Statement and Prospectus.



                                                 TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
June 13, 1997

                                                               EXHIBIT L

THE WORLD FUNDS, INC. - INDIVIDUAL RETIREMENT ACCOUNTS


SERVICE AGREEMENT


   This Agreement is made as of the       day of              ,
1997, between Star Bank N.A. ("Star Bank"), a national bank incorporated under Ohio law having a place of business at 425 Walnut Street, Cincinnati, Ohio 45202; The World Funds, Inc. (the "World Funds"), a Maryland corporation having its principal place of business at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229; and Fund Services, Inc. ("FSI"), a Virginia corporation having its principal place of business at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

   WHEREAS, World Funds desires to retain Star Bank as custodian under World Funds's model Individual Retirement Account ("IRA") plan for exclusive investment in shares of certain World Funds-sponsored mutual funds (the "IRA Plan"); and

   WHEREAS, FSI is the transfer agent for the Sand Hill Portfolio
   Manager Fund series, hereinafter referred to as the "Fund", and any future funds established as a series of World Funds; and

   WHEREAS, Star Bank wishes to retain FSI to provide administrative and recordkeeping services for the IRA Accounts (as hereafter defined); and

   WHEREAS, FSI, as the World Funds' transfer agent, has agreed that it can, and will, furnish the necessary administrative and recordkeeping services applicable to the IRA Accounts on behalf of Star Bank;

NOW, THEREFORE, in consideration of the respective undertakings and consents set forth herein, and intending to be legally bound, the parties do hereby agree as follows:

     1. Star Bank will act as custodian under the terms of the Individual Retirement Account Custodial Account Agreement, a copy of which is attached hereto, as said agreement may from time to time hereafter be amended with Star Bank's prior written consent
(the "Custodial Account Agreement") for World Funds' IRA accounts which are invested exclusively in shares of the Fund and for which Star Bank is appointed the custodian by the Depositor (as defined in the Custodian Account Agreement, which term shall accordingly mean the individual depositor identified in an IRA application)
(the aforesaid accounts being hereinafter referred to as the "IRA
Accounts") and as otherwise provided under such agreement. Under no circumstances shall Star Bank be required to provide any other services to the IRA Accounts. Star Bank shall act as such custodian under the terms of and with the benefit of this Service
Agreement.

     2. Star Bank hereby designates FSI as its agent to service the IRA Accounts. FSI agrees to perform the services set forth in this Service Agreement, including in Schedule A attached hereto, on behalf of Star Bank.

     3. FSI is responsible for all recordkeeping with respect to the IRA Plan and IRA Accounts, including existing and new IRA Accounts, all payment and withdrawal activity, dividend processing, data changes and file maintenance and the preparation, reporting and filing on behalf of, and with the consent and review by, Star Bank of all informational tax returns and reports and all other filing and reporting requirements imposed on a custodian pursuant to tax, securities, labor, banking or any other applicable laws or regulations.

     Without limiting the generality of the preceding paragraph, FSI is responsible for the preparation and filing of all special tax reports relating to IRA plans and accounts, for delivering to Depositors information as to the withholding options available to holders of IRA accounts and for withholding and paying over to appropriate tax authorities any amounts to be withheld in respect of any IRA Accounts.

     Prior to filing or delivering any of the aforesaid documents to any Depositors or to tax, securities, labor, banking or other applicable regulatory authorities, FSI shall provide drafts of such documents to Star Bank for its examination, it being understood that this requirement shall not, however, in any way reduce FSI's responsibility for the accuracy and completeness of such documents and their compliance with all applicable laws and regulations relating thereto.

     Upon request of Star Bank, FSI shall confirm in writing to Star Bank, from time to time, performance by FSI of its aforesaid responsibilities, including compliance with all such filing and reporting requirements, and FSI shall make such records available to Star Bank from time to time as Star Bank shall request, in order to allow Star Bank to satisfy itself as to such performance and compliance as well as compliance with sound auditing practices. FSI also agrees to provide at its expense to Star Bank not less frequently than annually an audit of compliance of the IRA Plan and IRA Accounts with all recordkeeping, reporting and filing requirements imposed by applicable laws or regulations, such audit to be performed by an accounting firm satisfactory to Star Bank.

     FSI represents that it has received assurances from previous custodians of the IRA Accounts (together World Funds's former IRA custodians), that all reports and filings required by applicable law or regulation or by agreement with Depositors have been made in a timely fashion as of the effective date of this Agreement and as of the date of actual execution hereof.

     4. World Funds is responsible for preparing and maintaining up to date, including in connection with any changes in applicable law or regulation, the Individual Retirement Account Disclosure Statement and the Custodial Account Agreement and any other documentation pursuant to which the IRA Plan or the IRA Accounts have been or shall be established, as well as all prospectuses, statements of additional information, registration statements and other materials provided to shareholders of the Fund generally, including to the Depositors. World Funds is responsible for distribution to the Depositors of prospectuses, statements of additional information, registration statements and other materials to be provided to shareholders of the Fund generally, including to new or existing Depositors.

     World Funds shall promptly notify Star Bank and FSI in writing of any amendments and/or modifications to the IRA Plan documents and promptly provide both Star Bank and FSI with copies of the same. World Funds shall also promptly deliver to Star Bank and FSI copies of any and all annual or semiannual reports for the Fund or other communications or documents generally distributed to shareholders of the Fund, as well as copies of all prospectuses, statements of additional information, registration statements and amendments thereto relating to the Fund.

     5. FSI agrees to fully indemnify, protect and hold harmless Star Bank from and against any and all losses, damages, costs, expenses, claims, liabilities and responsibilities of whatever kind and nature, including reasonable attorney's fees and costs, which Star Bank may suffer or incur arising from FSI's failure to perform its duties under this Agreement or FSI's failure to perform its duties under any other agreement or document relating to the IRA Plan or the IRA Accounts (collectively referred to as "FSI-Caused Losses"), including FSI-Caused Losses which Star Bank may suffer or incur arising from Star Bank's performance hereunder as custodian of the IRA Accounts (except in respect of Star Bank's negligence or willful default), such as but not limited to responsibilities imposed by law on Star Bank as custodian or liabilities incurred in respect of the inaccuracy or incompleteness of, or the misstatement of material fact or failure to state a material fact in, or noncompliance with applicable law or regulation of, any IRA Plan documents, IRA Account documents or tax or informational returns, or other documents delivered or required to be delivered to Depositors.

     FSI hereby agrees to fully indemnify, protect and hold harmless World Funds from and against any and all losses, damages, costs, expenses, claims, liabilities and responsibilities of whatever kind and nature, including reasonable attorney's fees and costs, which World Funds may suffer or incur arising from the failure of FSI to properly perform its duties under the Agreement.

     FSI hereby represents and warrants that as of the effective date of this Agreement and as of the date of execution hereof, it has no knowledge, direct or indirect, of any outstanding claims or liabilities relating to prior acts or omissions of any prior custodian of the IRA Plans and any IRA Account or of any prior acts or omissions of FSI or World Funds for which Star Bank might as custodian be asserted to be responsible or liable.

     Without limiting the foregoing in any way, FSI agrees that it shall maintain in effect errors and omissions insurance in the amount of One Million ($1,000,000) Dollars during the term of this Agreement and any renewals hereof. FSI shall at least annually provide Star Bank with written proof that such insurance is in effect.
     6. World Funds agrees to fully indemnify, protect and hold harmless Star Bank and FSI from and against any and all losses, damages, costs, expenses, claims, liabilities and responsibilities of whatever kind and nature, including reasonable attorney's fees and costs, which Star Bank or FSI may suffer or incur arising from World Funds' failure to perform its duties under this Agreement or World Funds' failure to perform its duties under any other agreement or document relating to the IRA Plan or the IRA Accounts (collectively referred to as "World Funds-Caused Losses"), such obligations to indemnify shall include World Funds-Caused Losses which Star Bank may suffer or incur arising from Star Bank's performance hereunder or under the Custodial Account Agreement or its status as custodian of the IRA Accounts (except in respect of Star Bank's negligence or willful default), such as but not limited to responsibilities imposed by law on Star Bank as custodian or liabilities incurred in respect of the inaccuracy or incompleteness of, or the misstatement of material fact or failure to state a material fact in, or noncompliance with applicable law or regulation of, any IRA Plan documents, IRA Account documents or tax or informational returns, or World Funds or Fund prospectuses, statements of additional information, registration statements or other documents delivered or required to be delivered to Depositors.

     World Funds hereby represents and warrants that as of the effective date of this Agreement and as of the date of execution hereof, it has no knowledge, direct or indirect, of any outstanding claims or liabilities relating to prior acts or omissions of any prior custodian of the IRA Plans and any IRA Account or of any prior acts or omissions of FSI or World Funds for which Star Bank might as custodian be asserted to be responsible or liable.

     7. Within one month of the date of this Agreement, FSI shall deliver to Star Bank a copy of its disaster recovery plan and FSI shall promptly deliver to Star Bank, from time to time, copies of any amendments and/or modifications to the disaster recovery plan.

     8. FSI shall promptly deliver to Star Bank copies of all written correspondence received by FSI from the U.S.
Securities and Exchange Commission, the Internal Revenue Service or any other governmental agencies regarding any act, transaction, duty or failure to perform any act or duty which is the subject matter of or is related to the IRA Accounts, this Agreement or the performance thereof.

     9. FSI shall promptly deliver to Star Bank copies of any letters or correspondence concerning FSI's performance or responsibilities under this Agreement received by FSI from its independent accountants who audit or review FSI's books and records or from any Depositor.

     10. As compensation for its custodial services for the IRA Accounts, Star Bank will receive from each Depositor an annual maintenance fee of $20.00 per fund account, per year. This fee will remain in effect for a three (3) year period and thereafter may be increased upon thirty days' notice from Star Bank to World Funds.
     11. For its services to Star Bank under this Agreement, FSI shall be entitled to retain from the aforesaid annual maintenance fee $10.00 per fund account, per year. Reimbursements for forms, postage and other out-of-pocket expenses incurred by FSI in executing its responsibilities under this Agreement will be billable to the respective Fund as an expense incurred on behalf of Star Bank chargeable to the Fund.

     12. FSI agrees to collect the published annual maintenance fees from the Depositors (pursuant to Paragraph 10 above) and to remit to Star Bank the net amount due Star Bank (after deduction of the fee due FSI pursuant to Paragraph 11) within ten (10) business days after the end of each month in which such fees are collected. The annual maintenance fees will ordinarily be collected during the month of September and remitted to Star Bank in October. Fees from a complete distribution, exchange or roll-over/transfer, or similar transaction, will be collected as part of the transaction processing and remitted within ten (10) business days after the end of the month in which the transaction occurred.

   13. This Agreement may be terminated by any party, without prejudice to any obligations or liabilities of a party which have arisen prior to or relate to a period prior to termination, upon thirty days' prior written notice to the other parties, provided that if termination is by FSI or World Funds and Star Bank so advises them within said thirty-day period, termination of this Agreement shall not become effective until, and shall occur simultaneously with, termination of Star Bank's position as custodian for the IRA Accounts provided that Star Bank shall promptly notify the Depositors of its determination to cease acting as custodian.

   This Agreement may not be amended except by written agreement executed by all of the parties hereto. No provision of this Agreement shall be deemed waived unless said waiver is evidenced by a writing executed by the party to be bound.

   14. The books, records, information and operations of FSI under this Agreement shall be subject to inspection or audit by Star Bank, its independent auditors, its agents and appropriate supervisory authorities, including the National Association of Securities Dealers and the Securities and Exchange Commission.

   15. As of the end of each calendar month, FSI will promptly supply a report to Star Bank as to the account number, short name, tax ID number, blue sky state, number of shares held on a Fund-by-Fund basis, and value of each IRA Account open as of the end of the month and each IRA Account closed during the month, as well as the total activity for the month.

     In addition, as of June 30th and December 31st, FSI will promptly supply a similar report for the six months ended that date, provided that the six-month report shall include the full name and address of each IRA Account.

     16. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio, without giving effect to conflicts of laws principles.
     17. All notices, requests, consents and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been given when sent by first class mail, or by personal delivery.

   (a)      Notices to World Funds shall be directed to:

                  World Funds, Inc.
                  1500  Forest  Avenue
                  Suite 223
                  Richmond,  VA  23229
                  Attention:  John Pasco, III, Chairman

   (b)      Notices to FSI shall be directed to:

                  Fund Services, Inc.
                  1500  Forest  Avenue
                  Suite 111
                  Richmond,  VA  23229
                  Attention:  William R. Carmichael, President



   (c)      Notices to Star Bank shall be directed to:

                  Star Bank N.A.
                  425 Walnut Street
                  Cincinnati,  Ohio  45202
                   Attention: Marsha A. Croxton





        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper officers as of the day and year first above written.




ATTEST:                                  THE WORLD FUNDS, INC.


_____________________________
________________________________________
                                  John Pasco, III
                                  Chairman




ATTEST:                                  FUND SERVICES, INC.


_____________________________
________________________________________
                                  William R. Carmichael
                                  President



ATTEST:                                  STAR BANK N.A.


_____________________________
________________________________________
                                  Marsha A. Croxton
                                  Vice President







SCHEDULE A


SERVICES TO BE PERFORMED BY FUND SERVICES, INC.
FOR RETIREMENT PLAN ACCOUNTS OF
WORLD FUNDS, INC.


Account Processing:

   Opening new accounts
   Processing all payments, including transfers and rollovers
   Issuing and canceling certificates
   Processing partial and complete redemptions and systematic withdrawal plans
   Regular and legal transfers of accounts
   Mailing up to four reports; prospectus and proxy annually
   Processing dividends and capital gain distributions annually, if any. This includes mailing of cash dividends and/or preparing statements to
                                                 Depositors for reinvested
                                                 distributions
   TEFRA withholdings, as applicable
   Blue Sky Reports. This includes shares sold to Depositors in various states
   Establish and maintain dealer file
   Wire order services
           Create purchase or redemption trade confirmations
           Provide reports on status of trades
           Cashier payments received
           Post trades to Depositor accounts to include any dividends due
   Sell shares to collect unpaid IRA maintenance fees
   Advise Depositors of withdrawal requirements necessary to avoid tax penalties


Account Maintenance/Tax Reporting

1. Maintaining Depositor records of certificate and whole and fractional unissued ("Book") shares.
2. Changing Depositors' addresses.
3. Daily or periodic reports on numbers of shares, accounts, etc.
4. Addressing and tabulating annual proxy cards.
5. Supplying an annual stockholder list.
6. Preparation and reporting of federal tax information (1099 DIV, 1099R, W-2P, 5498, and 1042S as appropriate) to Depositors and IRS.
7. Issuance of year end annual valuation confirmations for IRA accounts.
8. Replying to Depositor correspondence other than that for Fund-related inquiries.

                                                               EXHIBIT M



                                    COMPUTATION OF PERFORMANCE

                                 SAND HILL PORTFOLIO MANAGER FUND


                  1 Year                                Inception


P                 1,000.00                              1,000.00

T                  19.56%                                15.51%

N                   1.0                                   2.0

ERV                       1,195.59                              1,334.29

                                                               EXHIBIT N

[ARTICLE] 6
[CIK] 0000705455
[NAME] VONTOBEL FUNDS, INC.
[SERIES]
   [NUMBER] 5
   [NAME] SAND HILL PORTFOLIO MANAGER FUND
[MULTIPLIER] 1
[CURRENCY] US

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-START]                             JAN-01-1996
[PERIOD-END]                               DEC-31-1996
[EXCHANGE-RATE]                                     1.
[INVESTMENTS-AT-COST]                        4,999,522
[INVESTMENTS-AT-VALUE]                       6,031,647
[RECEIVABLES]                                   34,266
[ASSETS-OTHER]                                  27,133
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                               6,459,425
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                            0
[TOTAL-LIABILITIES]                                  0
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     5,354,034
[SHARES-COMMON-STOCK]                          504,705
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         73,266
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                 6,459,425
[DIVIDEND-INCOME]                               94,169
[INTEREST-INCOME]                               81,560
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                 107,095
[NET-INVESTMENT-INCOME]                         68,634
[REALIZED-GAINS-CURRENT]                       230,479
[APPREC-INCREASE-CURRENT]                      740,807
[NET-CHANGE-FROM-OPS]                        1,039,920
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       72,905
[DISTRIBUTIONS-OF-GAINS]                       155,461
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        199,556
[NUMBER-OF-SHARES-REDEEMED]                     75,044
[SHARES-REINVESTED]                             17,744
[NET-CHANGE-IN-ASSETS]                       2,434,405
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           53,649
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                168,184
[AVERAGE-NET-ASSETS]                         5,332,968
[PER-SHARE-NAV-BEGIN]                            11.11
[PER-SHARE-NII]                                    .14
[PER-SHARE-GAIN-APPREC]                           2.02
[PER-SHARE-DIVIDEND]                             (.15)
[PER-SHARE-DISTRIBUTIONS]                        (.33)
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              12.79
[EXPENSE-RATIO]                                   2.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

                                                               EXHIBIT O





                                       THE WORLD FUNDS, INC.


                                      SECRETARY'S CERTIFICATE



           The undersigned Secretary of The World Funds, Inc. (the "Fund"), does hereby certify that the Board of Directors of the Fund, at a meeting held on May 12, 1997, approved the following resolution:

                  RESOLVED, that the officers of the Fund
                  are authorized to file with the SEC a
                  Power of Attorney, substantially in the
                  form of the Power of Attorney attached
                  hereto appointing John Pasco III as
                  attorney-in-fact for the purpose of
                  filing documents with the SEC, upon the
                  due execution by each Director and
                  designated officer of such Power of
                  Attorney.

           IN WITNESS WHEREOF, I have set my hand this 13th day of June, 1997.




                                /s/F. Byron Parker
                                F. Byron Parker
                                Secretary






















                                       THE WORLD FUNDS, INC.


                                         Power of Attorney



   KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of The World Funds, Inc. hereby appoints John Pasco, III, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Corporation's Common Stock , and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of May, 1997.






                                       /s/Paul M. Dickinson
                                       Paul M. Dickinson
                                       Director



















                                       THE WORLD FUNDS, INC.

                                         Power of Attorney



   KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of The World Funds, Inc. hereby appoints John Pasco, III, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Corporation's Common Stock , and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of May, 1997.






                                       /s/Samuel Boyd, Jr.
                                       Samuel Boyd, Jr.
                                       Director




















                                       THE WORLD FUNDS, INC.


                                         Power of Attorney


   KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of The World Funds, Inc. hereby appoints John Pasco, III, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Corporation's Common Stock , and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of May, 1997.






                                           /s/William E. Poist
                                           William E. Poist
                                           Director